Prospectus
May 1, 2023
LiveWell Variable Annuity
AN INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
ISSUED THROUGH:
Midland National Life Separate Account C
BY
Midland National Life Insurance Company

This prospectus describes what you should know before purchasing the LiveWell Variable Annuity Contract (the “Contract”), an individual flexible premium deferred variable annuity contract issued by Midland National Life Insurance Company. The Contract is designed to aid in long-term financial planning and provides for accumulation of capital on a tax-deferred basis for retirement or other savings needs. The minimum initial premium for a Contract is $10,000.
Please read this prospectus carefully and keep it for future reference. Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at www.investor.gov.
You may cancel your Contract within your ten (10) day Free Look period. We deem the Free Look period to expire 10 days after you have received your Contract. Some states and situations may require a longer Free Look period. Upon cancellation, you will receive either the accumulation value (which may be more or less than the premium payments you paid), or if greater and required by your state, your premiums minus any partial withdrawals. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
Replacing an existing annuity with the Contract may not be of financial benefit to you. Your existing annuity may be subject to fees or penalties on surrender. Compare the fees, charges, coverage provisions and limitations, if any, of your existing contract with those of the Contract described in this prospectus.
NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACT DESCRIBED IN THIS PROSPECTUS IS NOT A BANK DEPOSIT, NOT AN OBLIGATION OF A BANK, AND IS NOT GUARANTEED BY A BANK. THIS CONTRACT IS NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. THE CONTRACT INVOLVES INVESTMENT RISK INCLUDING POSSIBLE LOSS OF PRINCIPAL.

LiveWell Variable Annuity

LiveWell Variable Annuity

LiveWell Variable Annuity

LiveWell Variable Annuity

DEFINITIONS
For your convenience, below is a glossary of the special terms we use in this prospectus.
Accumulation Unit means the units credited to each investment option in the separate account before the maturity date.
Accumulation Value means the sum of the amounts you have in the investment option(s) of our separate account under your in-force Contract. This may also be referred to as account value.
Annuitant means the person whose life is used to determine the amount and duration of any annuity payments involving life contingencies. The annuitant may not be changed during the annuitant’s lifetime.
Annuitization means an election of an annuity payment option.
Annuitize means an election to receive regular income payments from your Contract under one of the annuity payment options. An election to annuitize your Contract may be irrevocable. If you elect to annuitize your Contract, you will no longer be able to exercise any liquidity (e.g., withdrawal or surrender) provision that may have previously been available.
Beneficiary means the person or persons to whom the Contract’s death benefit will be paid in the event of the death of the owner.
Business Day means any day the New York Stock Exchange is open for regular trading. Our business day ends when the New York Stock Exchange closes for regular trading generally 3:00 p.m. Central Time.
Company (or we/us) means Midland National Life Insurance Company.
Contract Anniversary means the same date in each Contract year as the issue date.
Contract Month means a month that starts on the same date as the issue date in each month. For this purpose, if the issue date is not a calendar date in every month, then we look forward to the first day of the next calendar month. For example, assume a Contract is issued on January 31st; subsequent Contract months will begin on the first day of each month (March 1, March 31, May 1, May 31, etc.).
Contract Quarter means a three-month period that starts on the same date as the issue date in each three-month period. For this purpose, if the issue date is not a calendar date in every month, then we look forward to the first day of the next calendar month. For example, assume a Contract is issued on January 31st; Contract quarters will begin on the first day of each quarter (May 1, July 31, and October 31).
Contract Year means a year that starts on the issue date or on each Contract anniversary thereafter.
Customer Service Center means where you must send correspondence, service or transaction requests, and inquiries to P.O. Box 9261, Des Moines, Iowa, 50306-9261 or via fax (866) 511-7038. The toll free telephone number is (866) 747-3421. Please note: Premium payments must be sent to P.O. Box 9261, Des Moines, Iowa, 50306-9261. The overnight mailing address is Midland National, 8300 Mills Civic Parkway, West Des Moines, Iowa 50266-3833. This should only be used for mail delivered via a courier.
Death Benefit means the amount that we will pay to the beneficiary in the event of the death of the owner if the Contract is still in-force. The amount of the death benefit will be determined as of the business day that our Customer Service Center receives the required documentation in good order.
Gain means the difference, if any, between your accumulation value and the total premiums received less any reduction for partial withdrawals on a dollar for dollar basis.
Good Order means all of the information necessary to process a transaction, as we determine in our discretion. Transaction requests will generally be processed on the business day they are received at the Customer Service Center as long as the request is in good order. For more detailed information see “Administrative Procedures” section.
Gross Premium means (1) if you do not elect an Optional Value Endorsement, your premium payment(s) before any partial withdrawals; and (2) if you do elect an Optional Value Endorsement, this means your premium payments before any partial withdrawals and any surrender charges.
Investment Option means an option or division of our separate account which invests exclusively in one share class of one investment portfolio of a Trust or Fund (collectively “Portfolio”).
Issue Age means the age of the owner on the last birthday before the issue date. In the case of Joint owners, Issue Age is based on the age of the oldest of the Joint Owners. For non-natural owners, Issue Age is based on the age of the Annuitant.

LiveWell Variable Annuity

Issue Date means the date the Contract goes into effect and from which Contract anniversaries, Contract months, Contract quarters, and Contract years are determined.
Maturity Date means the date, specified in your Contract, on which income payments will begin. The earliest possible maturity date is the first Contract anniversary at which time you may annuitize your full accumulation value. The maximum maturity date is the Contract anniversary immediately following the annuitant’s 115th birthday.
Net Premium means (1) if you do not elect an Optional Value Endorsement, total premiums received less any reductions for partial withdrawals on a pro-rata basis; and (2) if you do elect an Optional Value Endorsement, this means total premiums received less any reductions for partial withdrawals and less applicable surrender charges on a pro-rata basis.
Owner means the person(s) or entity that is named in the application or on the latest change filed with us who is entitled to exercise all rights and privileges provided in the Contract.
Payee means the person who is entitled to receive annuity payments after annuitization. On or after the maturity date, the owner will be the payee. The beneficiary is the payee of the proceeds at the death of the owner, if the date of death is prior to the maturity date.
Principal Office means Midland National Life Insurance Company’s principal place of business located at 8300 Mills Civic Parkway, West Des Moines, IA 50266. Please note: You must send all correspondence, service or transaction requests, inquiries, and premium payments to our Customer Service Center.
Proof of Death means a certified copy of the death certificate or any other proof satisfactory to us.
Remaining Premium means if you elect the Optional Value Endorsement, the premium payments made less the partial withdrawals taken and less any surrender charges on a dollar for dollar basis.
Separate Account means the Midland National Life Separate Account C which receives and invests your premiums under the Contract. Our separate account is divided into subaccounts.
Surrender Value means (1) if you do not elect an Optional Value Endorsement, the separate account accumulation value on the date of surrender less the quarterly Contract maintenance fee and any state premium tax, if applicable; and (2) if you do elect an Optional Value Endorsement, this means the separate account accumulation value on the date of surrender less any applicable surrender charge, quarterly Contract maintenance fee and any state premium tax, if applicable. This may also be referred to as cash surrender value.
Valuation Period means the time beginning at the close of regular trading on the New York Stock Exchange (generally 3:00 p.m., Central Time) on one business day and ending at the close of regular trading on the New York Stock Exchange on the next business day. Midland National reserves the right to revise the definition of valuation period as needed in accordance with applicable federal securities laws and regulations.
Written Notice means a notice or request submitted in a written form satisfactory to us, that is signed by the owner and received by us at our Customer Service Center in good order at P.O. Box 9261, Des Moines, Iowa 50306-9261 or via fax (866) 511-7038. The overnight mailing address is Midland National, 8300 Mills Civic Parkway, Des Moines, Iowa 50266-3833.

LiveWell Variable Annuity

SUMMARY
KEY INFORMATION
Important Information You Should Consider About the Contract

FEES AND EXPENSES	LOCATION IN THE PROSPECTUS
Charges for Early Withdrawals
Owners who have a Contract without an Optional Value Endorsement can make withdrawals without being assessed a surrender charge, If you elect an optional value endorsement and make a withdrawal within the first Contract Year, you could pay a surrender charge of up to $8,000 on a $100,000 investment.
Charges, Fees and Deductions – Optional Value Endorsement-Surrender Charges Summary – Fee Table – Transaction Expenses
Transaction Charges
You may also be charged for other transactions, such as fund transfers when transferring between investment options more than 15 times a year, or if you request expedited delivery or wire transfer of funds.
Charges, Fees and Deductions – Transfer Charge

LiveWell Variable Annuity

Ongoing Fees and Expense (annual charges)
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

				Summary – Fee Table – Annual Expenses Annual Fund Expenses Additional Information about LiveWell Variable Annuity – Suitability of the Contract Summary – Fee Table – Example
	Annual Fee	Min	Max
	Base Contract Expenses[1,2,3]	0.94%	1.14%
	Investment options (Portfolio fees and expenses) [4]	0.48%	2.02%
	Optional benefits available for an additional charge	0.25%	0.55%
1.As a percentage of accumulated value in each investment option.
2.Includes mortality and expense risk charge, asset based administration charge, and contract maintenance fee.
3.Expenses could be lower if contract is over $50,000.
4.As a percentage of average daily net assets of the investment option before any applicable waivers.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add Surrender Charges that substantially increase costs.

	LOWEST ANNUAL COST: $1,262	HIGHEST ANNUAL COST: $3,048

Assumes:

• Investment of $100,000
• 5% annual appreciation
• Least expensive combination of Contract charges (i.e. selection of the 7 year Optional Value Endorsement) and portfolio fees and expenses
• No optional death benefits
• No additional purchase payments, transfers or withdrawals
• No sales charges

Assumes:

• Investment of $100,000
• 5% annual appreciation
• Most expensive combination of the Contract charges (i.e. no Optional Value Endorsement), additional benefits, and portfolio fees and expenses
• No additional purchase payments, transfers or withdrawals
• No sales charges

RISKS
Risk of Loss	You can lose money by investing in this Contract.			Summary – Principal Risks of Investing in the Contract
Not a Short-Term Investment	The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Contract is designed to aid in long-term financial planning and provides for accumulation of capital on a tax-deferred basis for retirement or other savings needs. A surrender charge may apply for up to seven years from the last premium payment if an Optional Value Endorsement is elected, which would reduce the amount received.			Summary – Principal Risks of Investing in the Contract

LiveWell Variable Annuity

Risks Associated with Investment Options
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options you choose. Each investment option has its own unique risks. You should review the investment options before making an investment decision.
Summary – Principal Risks of Investing in the Contract
Insurance Company Risks	Investing in the Contract is subject to the risks related to the Company. Any obligations, guarantees, or benefits are subject to the claims-paying ability of the Company, and our long term ability to make such payments, and are not guaranteed by any other party. There is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product. More information about the Company, including financial strength ratings, is available upon request by calling (866) 747-3421.	Additional Information – Midland National Life Insurance Company
RESTRICTIONS
Investments
•    We do not currently charge a fee for transfers among investment options but reserve the right to impose a transfer fee of $15.

•    We reserve the right to add, remove or substitute investment options.

•    The Company also has policies and procedures that attempt to detect and deter frequent transfers.
Detailed Information About the Contract – Your Accumulation Value – Transfers of Accumulation Value; Transfer Limitations
Optional Benefits
•    Certain optional benefits may limit withdrawals or other rights under the Contract. Under certain benefits, a withdrawal could reduce the value of a benefit by more than the dollar amount of the withdrawal.

•    Not all optional benefits are available through all broker-dealers and may vary by state or date of purchase.

•    Selection of certain benefits (i.e. optional value endorsements) may subject you to a surrender charge.

•    We may modify or discontinue offering an optional benefit at any time.
Summary – Features of LiveWell Variable Annuity – Death Benefit Summary – Fee Table – Transaction Expenses
TAXES
Tax Implications
•    You should consult with a tax professional to determine the tax implications of an investment in and purchase payments received under the Contract.

•    There is no additional tax deferral benefit if you purchase the Contract through a tax-qualified plan or individual retirement account (IRA).

•    Earnings in the Contract are taxed at the ordinary income tax rates when you make the withdrawal, and a penalty may apply if you make the withdrawal before age 59 1/2.
Federal Tax Status
CONFLICTS OF INTEREST
Investment Professional Compensation
Financial professionals will receive compensation for selling the Contract. The financial professional will receive a base commission and may also receive trailing compensation based on the Contracts’ accumulation value. Financial professionals may have an incentive to offer or recommend the Contract over another investment.
Additional Information – Distribution of the Contracts
Exchanges	Some financial professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new contract rather than continue to own the existing contract.	Detailed Information about the Contact – Tax-Free “Section 1035” Exchanges

OVERVIEW OF THE CONTRACT

LiveWell Variable Annuity

What is the Contract, and what is it designed to do?
The LiveWell Contract is an individual flexible premium deferred variable annuity contract intended to help you accumulate assets for retirement through the various investment options offered.
The Contract also offers death benefits to help protect your designated beneficiaries. Through the annuitization feature, the Contract can supplement your retirement income by providing a stream of income payments. Lastly, annuities provide you the option of electing from several types of annuity payments (settlement options), that can be guaranteed for a set timeframe or for your lifetime.
This Contract is intended for those who with a long investment time horizon. It may not be appropriate if you need to make early or frequent withdrawals, intend to engage in frequent trading in the investment options or plan to use this as a short-term investment.
What are the phases of the Contract?
The Contract has two phases, the accumulation phase and the income phase.

During the accumulation phase, you may make one or more premium payments and can transfer the accumulation value between the various investment options which may be subject to some limitations. Additional information about the available investment options can be found in the “APPENDIX A – INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.”
The income phase begins when we begin making payments to you. If you elect to annuitize the Contract, all or part of your accumulation value is converted into guaranteed annuity payments.
What are the Contract’s primary features?
Investment Options: The Contract provides the opportunity for tax-deferred growth by allocating the accumulation value to a the investment options offered.
Tax Treatment: The premium payments you put into the Contract accumulate on a tax-deferred basis. This means earnings are not taxed until money is withdrawn from the Contract such as: (1) making a withdrawal from the Contract, (2) receiving systematic payments from the Contract or (3) at the time the death benefit is paid.
Dollar Cost Averaging: You may choose to have automatic periodic transfers made monthly, quarterly, semi-annual or annual of a predetermined dollar amount from the source account (any investment option) into one or more of the other investment options offered under the Contract. The dollar cost averaging program allows such investments to be made in installments over time. The DCA program is not available when there is an active portfolio rebalancing program on the Contract.
Portfolio Rebalancing: This allows you to have us automatically reset the percentage of the accumulation value allocated to each investment option to a pre-set percentage level on a quarterly, semi-annual, or annual basis. This can help you select a specific asset allocation and maintain it over time. The portfolio rebalancing program is not available when there is an active DCA program on the Contract.
Death Benefits: The Contract offers a basic death benefit for your beneficiaries, ensuring they receive the minimum of your accumulation value. There are also two optional death benefits you may elect, for an additional charge, that may increase the death benefit.
Annuity Payment Options: You may elect to convert all or some of your accumulation value into guaranteed annuity payments from us. Annuitization terminates your death benefit. However, depending on the annuity payment option you select, such as period certain, annuity. payments continue after death of the Owner. See page 39 for payment options.
FEE TABLE
The following tables describe the fees and expenses for the Contract, that you will pay when purchasing, owning, making partial withdrawals from and surrendering the Contract. Please refer to your Contract for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer accumulated value between investment options. State premium taxes may also be deducted.

LiveWell Variable Annuity

Transaction Expenses

Contract Owner Transaction Expenses without an Optional Value Endorsement	Maximum Charge
Sales Load Imposed on Premiums (as a percentage of premiums)	None
Surrender Charge (as a percentage of premiums withdrawn)	None
Exchange Fee	$15

Contract Owner Transaction Expenses with an Optional Value Endorsement	Maximum Charge
Sales Load Imposed on Premiums (as a percentage of premiums)	None
Surrender Charge (as a percentage of premiums withdrawn)	8.0%[2]
Exchange Fee[1]	$15
1    Currently the charge is $0, but we reserve the right to charge $15 per transfer for transfers in excess of 15 per Contract year.
2    See the table below.

Length of Time From Each Premium Payment (Number of Years)	5-Year Value Endorsement (As a Percentage of Premium Withdrawn)	6-Year Value Endorsement (As a Percentage of Premium Withdrawn)	7-Year Value Endorsement (As a Percentage of Premium Withdrawn)
0	7%	7%	8%
1	6%	6%	7%
2	5%	5%	6%
3	4%	4%	5%
4	3%	3%	4%
5	0%	2%	3%
6	0%	0%	2%
7+	0%	0%	0%
The next table describes the fees and expenses that you will pay each year during the time that you own the
Contract (not including Portfolio fees and expenses).
If you choose to purchase an optional benefit, you will pay additional charges, as shown below.
Annual Contract Expenses

Administrative Expenses (Annual Rate)[1]	$40
1     This fee is collected on a quarterly basis ($10 per quarter) at the end of each Contract quarter, on or before the maturity date, and on full surrender. If your accumulation value is greater than $50,000 at the end of Contract quarter, at the time of full surrender or on the maturity date, then we will not charge a Contract maintenance fee.

Base Contract Expenses (as a percentage of average accumulation value)
Total Separate Account Annual Expenses - No Optional Value Endorsement	1.10%
Total Separate Account Annual Expenses with 5-Year Optional Value Endorsement	1.00%
Total Separate Account Annual Expenses with 6-Year Optional Value Endorsement	0.95%
Total Separate Account Annual Expenses with 7-Year Optional Value Endorsement	0.90%

LiveWell Variable Annuity

Optional Death Benefit Expenses (as a percentage of average accumulation value)
Return of Premium Death Benefit	0.25%
Enhanced Death Benefit	0.55%
The next table shows the minimum and maximum total annual operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. A complete list of the Portfolios corresponding to investment options available under the Contract, including their annual expenses, may be found at the back of this document in “APPENDIX A – INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.”
Annual Portfolio Expenses

	Min	Max
Expenses that are deducted from portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses (before reimbursements and/or fee waivers) as of 12/31/2022	0.48%	2.07%
Expenses after reimbursements and/or fee waivers as of 12/31/2021	0.48%	2.02% [1]
1The Expenses after reimbursements and/or fee waivers as of 12/31/2022 line in the above table shows the minimum and maximum fees and expenses charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce the Annual Portfolio Operating Expenses and will continue for at least one year from the date of this prospectus. Reimbursements and fee waivers can be terminated at any time at the option of a Portfolio.
Example
The following examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and annual portfolio expenses.
The examples assume that you invest $100,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Example 1: This example assumes the highest charges that can be imposed once the Contract is issued (i.e., 1.65% base contract expenses and $40 annual contract expenses), the Enhanced Death Benefit and the highest level of portfolio expenses (without waiver of fees or expenses), without the Optional Value Endorsement.
Whether or not you surrender or annuitize your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$3,784	$11,492	$19,392	$40,016
Example 2: This example assumes the highest charges that can be imposed once the Contract is issued (i.e., 1.55% base contract expenses and $40 annual contract expenses) highest level of portfolio expenses (without waivers of fees or expenses), with the Optional 5-Year Value Endorsement and the Enhanced Death Benefit.
(1) If you surrender or annuitize your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$9,985	$15,703	$21,623	$39,149
(2) If you do NOT surrender your Contract:

1 Year	3 Years	5 Years	10 Years
$3,685	$11,203	$18,923	$39,149

Example 3: This example assumes the lowest level of portfolio expenses (without waivers of fees or expenses), with the Optional 7-Year Value Endorsement and Enhanced Death Benefit (i.e., 1.45% base contract expenses and $40 annual contract expenses).

LiveWell Variable Annuity

(1) If you surrender or annuitize your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$9,200	$11,584	$14,224	$22,958
(2) If you do NOT surrender your Contract:

1 Year	3 Years	5 Years	10 Years
$2,000	$6,184	$10,624	$22,958
Example 4: This example assumes the lowest level of portfolio expenses (without waivers of fees or expenses), the return of premium death benefit, and without the Optional Value Endorsement (i.e., 1.35% base contract expenses and $40 annual contract expenses).
Whether or not you surrender or annuitize your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$1,900	$5,878	$10,110	$21,904
The examples do not reflect state premium taxes (which may range up to 3.5%, depending on the jurisdiction).
PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Short-Term Investment Risk. The Contract is intended for retirement savings or other long-term investment purposes. It is not suitable as a short-term savings vehicle. This means if you plan to withdraw money or surrender the Contract for short-term needs, it may not be the right contract for you. A charge may be assessed on withdrawals and surrenders, and it could be substantial. Please discuss your insurance needs and financial objectives with your registered representative.
Investment Option Investment Risk. You bear the risk of any decline in the accumulation value of your Contract resulting from the performance of the investment options you have chosen. The accumulation value could decline very significantly, and there is a risk of loss of the entire amount invested. This risk varies with each investment option. This risk could have a significant negative impact on certain benefits and guarantees under Contract. The investment risks are described in the prospectuses for the investment options.
Insurance Company Financial Strength Risk. It is possible that we could experience financial difficulty in the future and even become insolvent, and therefore unable to provide all of the guarantees and benefits that we promised.
Withdrawal Risk. Generally, a Contract’s earnings are not taxed until you take them out. For Federal tax purposes, if you make a partial withdrawal from a Non-Qualified Contract before the annuity commencement date, the Internal Revenue Code treats that surrender as first coming from gain and then from your premium payments. When you make a partial withdrawal, you are taxed on the amount of the surrender that is gain. If you make a full surrender, you are generally taxed on the amount that your surrender proceeds exceed the “investment in the contract,” which is generally your premiums paid (adjusted for any prior partial withdrawals that came out of the premiums). Different tax consequences may apply for a Qualified Contract. If you are younger than 59 1/2 when you take money out, you also may be charged a 10% Federal penalty tax on the taxable portion of the payment. The annuity payments you receive after annuitization are considered partly a return of your original investment so that part of each payment is not taxable as income until the “investment in the Contract” has been fully recovered.

Catastrophic Events Risk. Catastrophic event risks such as terrorist attacks, floods, severe storms or hurricanes, computer cyber-terrorism, or a pandemic disease like the novel coronavirus known as COVID-19, could have a material and adverse effect on our business in several respects by: causing long-term interruptions in our service and the services provided by our significant vendors; creating economic uncertainty, and reducing or halting economic activity; disrupting the financial markets and adversely affecting the value, volatility, and liquidity of securities and other instruments; increasing mortality or mortality risks that could adversely affect our claims experience, the actuarial assumptions that underlie our insurance products, and the costs of reinsurance. The extent to which these types of catastrophic events, including the recent COVID-19 pandemic, may impact our business, results of operations, financial condition, liquidity, or prospects will depend on future developments that are highly uncertain and cannot be predicted.
Cyber-Security Risk. We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is potentially vulnerable to disruptions from utility outages and other problems, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyberattacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption, and unauthorized release of confidential customer information. Such systems failures and cyberattacks affecting us, Sammons Financial Network, LLC, the underlying portfolios, intermediaries and other affiliated or third-party service providers may adversely affect us and your accumulation value. For instance, cyberattacks may: interfere with our processing of Contract transactions, including the processing

LiveWell Variable Annuity

internet transactions or with the underlying portfolios; impact our ability to calculate accumulation unit values; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying portfolios invest, which may cause the funds underlying your Contract to lose value. There can be no assurance that we or the underlying portfolios or our service providers will avoid losses affecting your Contract due to cyberattacks or information security breaches in the future.
FEATURES OF LIVEWELL VARIABLE ANNUITY
The LiveWell Variable Annuity, a flexible premium deferred variable annuity, described in this prospectus provides for accumulation of assets (the “accumulation value”) and payment of annuity payments. The Contract is designed to aid individuals in long-term planning for retirement or other long-term purposes.
The Contract is available for situations that do not qualify for the special federal tax advantages available under the Internal Revenue Code (“Non-Qualified Contract”) and for retirement plans which do qualify for those tax advantages (“Qualified Contract”). This Contract does not offer any additional tax benefits when purchased under a qualified plan. See “Suitability of the Contract” section for more detailed information.
Replacing an existing annuity with the Contract may not be of financial benefit to you. Your existing annuity may be subject to fees or penalties on surrender. Compare the fees, charges, coverage provisions and limitations, if any, of your existing annuity with those of the Contract described in this prospectus before replacing an existing annuity.
This Contract is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes. You should not buy this Contract:
•    if you are looking for a short-term investment; or
•    if you cannot risk getting back less money than you put in.
Your “Free Look” Right
You can examine the Contract and return it to us for any reason within ten (10) days after you receive it for a refund of the accumulation value (which may be more or less than the premium payments you paid), or if greater and required by your state, the original amount of your premium payment. Longer free look periods apply in some states and in certain situations. See “Free Look” section for more details.

Your Accumulation Value
Your accumulation value depends on:
•    the amount and frequency of premium payments,
•    the selected investment option’s investment experience,
•    partial withdrawals, and
•    charges and deductions.
You bear the investment risk under the Contract. There is no minimum guaranteed accumulation value and you could lose accumulation value invested in this Contract.
Flexible Premium Payments
You may pay premiums whenever you want, prior to annuitization, and in whatever amount you want, within certain limits and subject to our ability to refuse any premiums. The minimum initial premium for a Contract is $10,000. You may make additional payments of $1,000 or more at any time after the free-look period. By current company practice, we will also accept additional payments via automatic bank draft in amounts of $100 or more per month.
Unless you receive approval from us, the maximum amount of premium you can pay into this Contract prior to the maturity date is $2,000,000. Also, an initial or additional premium that would cause the contract value of all annuities that you maintain with Midland National to exceed $5,000,000 requires our prior approval. This limit is calculated for each annuitant or owner and is based on all active annuity contracts.
Investment Choices
You allocate your accumulation value to the investment options of our separate account available under this Contract. Currently, we do not limit the maximum number of investment options. However, we reserve the right to limit the maximum number of investment options invested in at any one time.

LiveWell Variable Annuity

For a full description of the investment options, see the portfolios’ prospectuses or summary prospectuses, which are available online at www.srslivewell.com/prospectus or delivered (in paper or electronic format) upon request. See “APPENDIX A – INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT” for more information.
Each investment option pays a different investment management or advisory fee and has different operating expenses. More detail concerning each investment options’ fees and expenses is contained in the prospectus for the investment options.
We allocate your premiums and investment allocations to the investment options you choose. The value of your Contract will fluctuate daily during the accumulation period depending on the investment options you have chosen; you bear the investment risk.
Frequent or Disruptive Transfers
Frequent, large, programmed, or short-term transfers among the investment options can cause risks with adverse effects for other owners (and beneficiaries and portfolios). These risks and harmful effects include:
•    dilution of the interests of long-term investors in an investment option if transfers into the option are made at unit values that are priced below the true value or transfers out of the investment option are made at unit values priced higher than the true value (some “market timers” attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);
•    an adverse effect on portfolio management, such as causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing a portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals; and
•    increased brokerage and administrative expenses.
In addition, because other insurance companies and/or retirement plans may invest in the portfolios, the risk exists that the portfolios may suffer harm from frequent, programmed, large, or short-term transfers among investment options of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

Individuals or organizations that use market-timing strategies and make frequent transfers should not purchase the Contract.
Surrenders and Partial Withdrawals
You may generally withdraw all or part of your surrender value at any time, before annuity payments begin. Withdrawals, also known as partial withdrawals, will reduce your net premium and accumulation value which will affect the death benefit on this Contract. See “Surrenders and Partial Withdrawals” section within the "Detailed Information About the Contract" section for more information. The amount you request (plus any surrender charge, if applicable) will be deducted from your accumulation value. We will also deduct a quarterly Contract maintenance fee, as applicable. You may take a surrender in a lump sum or choose to elect an income through annuitization that will continue as long as you live or for some other period you elect. See “Free Withdrawal Amount” section for more information.
If you elect the Optional Value Endorsement, then we will deduct surrender charges for partial withdrawals in excess of the free withdrawal amount, or full surrenders (including annuitizations) during the surrender charge period. Partial withdrawals will reduce your net premium, remaining premium, and accumulation value as well as the death benefit on this Contract. See “Surrenders and Partial Withdrawals” section within the "Detailed Information About the Contract" section for more information. We will impose applicable surrender charges on any surrender or partial withdrawal in excess of the free withdrawal amount available under the Optional Value Endorsement (including surrenders to begin annuity payments).
If you do not elect the Optional Value Endorsement, then we will not deduct surrender charges for partial withdrawals, full surrenders and annuitizations.
You may also elect a systematic withdrawal option. See “Systematic Withdrawals” section.
A partial withdrawal or surrender may have negative tax consequences, including a 10% tax penalty on certain surrenders prior to age 59 1⁄2. Under Non-Qualified Contracts, gain, if any, is withdrawn first for tax purposes and is taxed as ordinary income. See “FEDERAL TAX STATUS” section, and “Electing an Annuity Payment Option” section. Partial withdrawals could reduce the death benefits significantly and also the potential for increases in the enhanced death benefits. Surrenders from Contracts used for tax-qualified retirement plans may be restricted or penalized by the terms of the plan or applicable law.
Administrative Procedures
We may accept a request for Contract service in writing, by telephone, or other approved electronic means at our Customer Service Center, subject to our administrative procedures, which vary depending on the type of service requested and may require proper completion of certain forms, providing appropriate identifying information and/or other administrative requirements. We will process your request at the accumulation unit value next determined after you have met all administrative requirements in good order.

LiveWell Variable Annuity

Good order means that all of the information necessary to process a transaction is provided. This includes any required forms are accurately filled out and that we have all the signatures and other information we require, including written notice and proper notification, as we determine in our discretion. To the extent applicable, this information and documentation generally includes your completed application or service form, the Contract number, the transaction amount (in dollars or percentages as applicable), the full names of and allocations to and/or from the investment options affected by the requested transaction, the signatures of all owners, exactly as registered on the Contract, social security number or taxpayer I.D. and any other information or supporting documentation that we may require. Please sign and date all of your requests. With respect to purchase requests, good order also generally includes receipt of sufficient funds by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.
For transactions submitted by telephone, facsimile or internet, the transaction must be completed in good order prior to the close of regular trading of the New York Stock Exchange, generally 3:00 p.m. Central Time.

Death Benefit
The LiveWell Variable Annuity Contract pays the elected death benefit when the owner dies before the maturity date, if the Contract is still in-force. The death benefit is equal to:
a) the accumulation value death benefit, which equals the accumulation value;
b) if elected for additional charge, the return of premium death benefit, which equals the greater of accumulation value or net premium; or
c) if elected for additional charge, the enhanced death benefit, which equals the greatest of accumulation value, net premium, or the annual step-up value.
The death benefit options can only be elected at the time of application. If no election is made, the accumulation value death benefit (or, for Contracts purchased prior to January 1, 2021, the return of premium death benefit) will apply. The death benefit is determined at the time we receive due proof of death, an election of how the death benefit is to be paid, and any other documents or forms required in good order. Net premiums referenced above are reduced on a proportionate basis, not on a dollar for dollar basis, for partial withdrawals. Partial withdrawals, including required minimum distributions, will reduce the death benefit by the same proportion that the accumulation value was reduced by the partial withdrawal. The death benefit could be reduced by more than the amount of withdrawal, and could be reduced significantly. State premium taxes may also be deducted from all death benefit proceeds. See “Death Benefit” section.

LiveWell Variable Annuity

ADDITIONAL INFORMATION ABOUT LIVEWELL VARIABLE ANNUITY
SUITABILITY OF THE CONTRACT
Because of the fees and expenses and possible loss of principal, the Contracts are not appropriate for short-term investment (especially if you elect an Optional Value Endorsement due to the surrender charge schedule). In addition, Non-Qualified Contracts may be most appropriate for those who have already made maximum use of other tax favored investment plans such as 401(k) plans. The tax-deferred feature of the Contract is most favorable to those in high tax brackets. The tax-deferred feature is not necessary for a tax-qualified plan. In such instances, purchasers should consider whether other features, such as the death benefit and lifetime annuity payments make the Contract appropriate for their purposes. Before purchasing a Contract for use in a qualified plan, you should obtain competent tax advice both as to the tax treatment of the Contract and the suitability of the investment for your particular situation.
This Contract is not designed for resale or speculation, arbitrage, viatical settlements or any type of collective investment scheme. This Contract may not be traded on any stock exchange or secondary market. By purchasing this Contract, you represent and warrant that you are not purchasing or intending to use this Contract, for resale, speculation, arbitrage, viatical settlements or any type of collective investment scheme.
BENEFITS AVAILABLE UNDER THE CONTRACT
The following table summarizes information about the benefits available under the contract.
Optional Death Benefits for Additional Fee

Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions or Limitations
Return of Premium Death Benefit	Pays the greater of the accumulation value or net premium.	0.25%
•    Can only be elected at the time of application.
•    Maximum owners issue age for this benefit is age 90 if the Optional Value Endorsement is not elected and is age 85 if the Optional Value Endorsement is elected.
•    Withdrawals could significantly reduce the benefit.
•    For contracts issued prior to January 1, 2021, the Return of Premium Death Benefit was the standard death benefit.

Enhanced Death Benefit	Pays the greatest of the accumulation value, net premium, or the annual step-up value from the most recent prior Contract anniversary, adjusted for any additional premiums and partial withdrawals.*	0.55%	• Can only be elected at the time of application. • Maximum owners issue age for this benefit is age 80. • Withdrawals could significantly reduce the benefit.
*    See “APPENDIX B – ENHANCED DEATH BENEFIT EXAMPLES.”

LiveWell Variable Annuity

Optional Surrender Charge (Fee Reduction)

Name of Benefit	Purpose	Maximum Surrender Charge	Brief Description of Restrictions or Limitations
5-Year Optional Value Endorsement	In exchange for a fee reduction (-10% annual expenses), a 5-year surrender charge schedule will apply to all premium payments made to the Contract.	7%**	A surrender charge will be deducted from any applicable partial withdrawal or surrender made within the first 5 years of each premium payment that exceeds the penalty free withdrawal amount. You may only add this optional benefit at the time of application.
6-Year Optional Value Endorsement
In exchange for a fee reduction
(-0.15% annual expenses), a 6-year surrender charge schedule will apply to all premium payments made to the Contract.

The 6-Year Optional Value Endorsement is not offered on Contracts issued on or after May 1, 2020.
		7%**	A surrender charge will be deducted from any applicable partial withdrawal or surrender made within the first 6 years of each premium payment that exceeds the penalty free withdrawal amount. You may only add this optional benefit at the time of application.
7-Year Optional Value Endorsement	In exchange for a fee reduction (-0.20% annual expenses), a 7-year surrender charge schedule will apply to all premium payments made to the Contract.	8%**	A surrender charge will be deducted from any applicable partial withdrawal or surrender made within the first 7 years of each premium payment that exceeds the penalty free withdrawal amount. You may only add this optional benefit at the time of application.
**As a percentage of Premium Withdrawn. See “Summary – Fee Table – Transaction Expenses.”
Other Benefits with No Additional Fee

Name of Benefit	Purpose	Brief Description of Restrictions or Limitations
Dollar Cost Averaging (DCA)	Enables you to make monthly, quarterly, semi-annual or annual transfers of a predetermined dollar amount from the DCA source account (any investment option) into one or more of the investment options.
•Accumulation value must be at least $10,000 to initiate the DCA program.
•The minimum monthly amount to be transferred using DCA is $100.
•Only one active DCA program is allowed at a time.
•DCA and portfolio rebalancing are not available at the same time.

Free Withdrawal Amount
Even if you elect an Optional Value Endorsement you may withdraw up to 10% of your remaining premiums (premiums paid less partial withdrawals on a dollar for dollar basis) each Contract year without incurring a surrender charge.
If the free withdrawal amount is not withdrawn or if less than 10% is withdrawn, the amount not taken during the Contract year will not be carried over to subsequent years.
Portfolio Rebalancing	Allows you to have us automatically reset the percentage of accumulation value allocated to each investment option to a pre-set percentage level on a quarterly, semi-annual, or annual basis.	•Portfolio Rebalancing program is not available when there is an active DCA program. •The accumulation value must be at least $10,000 to initiate a portfolio rebalancing program.
Systematic Withdrawals	Allows you to have a portion of the accumulation value withdrawn automatically.	If you have elected the Optional Value Endorsement, then a surrender charge (in excess of the free withdrawal amount) will be assessed. The surrender charge is based on the withdrawal amount and the amount of time that has elapsed since each premium payment.
OTHER PRODUCTS
We may offer other variable annuity contracts through our separate account that also invest in some of the same portfolios. These annuity contracts may have different charges and may offer different benefits. We encourage you to carefully consider the costs and benefits of the Contract to ensure that it is consistent with your personal investment goals and needs. To obtain more information about these annuity contracts, contact your registered representative, or call us at (866) 747-3421.

LiveWell Variable Annuity

INQUIRIES AND CORRESPONDENCE
If you have any questions about your Contract or need to make changes, then contact the registered representative who sold you the Contract, or contact us at our Customer Service Center:
P.O. Box 9261
Des Moines, Iowa 50306-9261
Phone : (866) 747-3421 (toll-free)
Fax : (866) 511-7038 (toll-free)
You currently may send correspondence and transaction requests to us at the above Customer Service Center address or by facsimile or telephone at the numbers listed above. Our service representatives are available between the hours of 7:30 a.m. and 5:00 p.m. Monday through Friday (Central Standard Time), excluding holidays and any day the New York Stock Exchange is not open. Any requests for partial withdrawals, transfers, and surrenders sent to another number or address may not be considered received at our Customer Service Center and will not receive that day’s price. The procedures we follow for facsimile requests include a written confirmation sent directly to you following any transaction request. We will employ reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine. We may revoke facsimile, internet and telephone transaction privileges at any time for some or all owners. The overnight mailing address is Midland National, 8300 Mills Civic Parkway, West Des Moines, Iowa 50266-3833.
The procedures we follow for transactions initiated by telephone may include requirements that callers identify themselves and the owner by name, social security number, date of birth of the annuitant or an owner, or other identifying information. We disclaim any liability for losses resulting from unauthorized or allegedly unauthorized facsimile, internet or telephone requests that we believe to be genuine. We may record all telephone requests. There are risks associated with requests made by facsimile (possible falsification of faxed documents by others), internet or telephone (possible falsification of owner identity) when the original signed request is not sent to our Customer Service Center. You bear those risks.
Facsimile, internet, and telephone correspondence and transaction requests may not always be available. Facsimile, internet, and telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should mail your correspondence and transaction request to our Customer Service Center.
ELECTRONIC ACCOUNT INFORMATION
You may elect to receive prospectuses, transaction confirmations, reports and other communications in electronic format, instead of receiving paper copies of these documents. The electronic delivery service is subject to various terms and conditions, including a requirement that you promptly notify us of any change in your e-mail address, in order to avoid any disruption of deliveries to you. You may elect to discontinue e-Delivery at any time and may also request paper copies of any documents by contacting our Customer Service Center. You may obtain more information and assistance at www.srslivewell.com or by writing us at our mailing address P.O. Box 9261, Des Moines, Iowa 50306-9261 or by telephone at (866) 747-3421. After May 1, 2022, prospectuses and shareholder reports for investment options will be available online at srslivewell.com/prospectus; they will be delivered in paper or electronic format upon request to our Customer Service Center.
STATE VARIATIONS
Certain provisions of the Contracts may be different than the general description in this prospectus, and certain options may not be available, because of legal restrictions in your state. See your Contract for specific variations since any such variations will be included in your Contract or endorsements attached to your Contract. See your registered representative or contact our Customer Service Center for additional information that may be applicable to your state. For more information see “APPENDIX C – STATE VARIATIONS”. All material state variations are disclosed in Appendix C to this prospectus.
OUR SEPARATE ACCOUNT C AND ITS INVESTMENT OPTIONS
The separate account is the Midland National Life Separate Account C, established under the insurance laws of the State of South Dakota in March 1991 and now governed by Iowa law. It is a unit investment trust registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940. This registration does not involve any SEC supervision of its management or investment contracts. The separate account is divided into subaccounts, called investment options, each of which invests exclusively in shares of one investment portfolio of a Trust or Fund. You may allocate part or all of your premiums to any of the investment options of our separate account available under this Contract (some restrictions may apply).
Information regarding each investment options, including (i) its name, (ii) a brief statement concerning its investment objectives, (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance is available in “APPENDIX A – INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT” of this prospectus. Appendix A also includes information about “closed” investment options.

LiveWell Variable Annuity

Our separate account buys and sells the shares of each portfolio at net asset value (with no sales or surrender charge). More detailed information about the portfolios and their investment objectives, policies, risks, charges, expenses and other aspects of their operations, appear in their prospectuses and in each portfolio’s Statement of Additional Information. You should read the portfolios’ prospectuses carefully before investing, allocating or transferring money to any portfolio. The portfolios’ prospectuses (or summary prospectuses) are available online at www.srslivewell.com/prospectus. You can also receive a current copy of a prospectus (or summary prospectus) for each of the portfolios by contacting your registered representative or by calling our Customer Service Center at (866) 747-3421 or writing to our Customer Service Center, Midland National Life Insurance Company, P.O. Box 9261, Des Moines, Iowa 50306-3833.

The portfolios, their managers, or affiliates thereof, may make payments to Midland National and/or its affiliates. These payments may be derived, in whole or in part, from the fees disclosed in the portfolios’ prospectuses including investment advisory fees, 12b-1 fees and other expenses including service fees (if applicable) charged annually by each portfolio. Owners, through their indirect investment in the portfolios, bear the costs of these fees. The amount of these payments may be substantial, may vary between portfolios, and generally are based on a percentage of the assets in the portfolios that are attributable to the Contracts and other variable insurance products issued by Midland National. These percentages currently range up to 0.50% annually. Midland National may use these payments for any corporate purpose, including payment of expenses that Midland National and/or its affiliates incur in promoting, issuing, marketing, and administering the Contracts, and, that we incur in our role as intermediary, in promoting and marketing the portfolios. Midland National and its affiliates may profit from these payments.
AMOUNTS IN OUR SEPARATE ACCOUNT
The amount you have in each investment option is represented by the value of the accumulation units. The value you have in an investment option is the accumulation unit value times the number of accumulation units credited to you. Amounts allocated, transferred or added to the investment options are used to purchase accumulation units. Accumulation units of an investment option are purchased when you allocate premiums or transfer amounts to that option. Accumulation units are sold or redeemed when you make a surrender, partial withdrawal or transfer amounts from an investment option, and to pay the death benefit when the owner dies. We also redeem units to pay for certain charges.
We calculate the number of accumulation units purchased or redeemed in an investment option by dividing the dollar amount of the transaction by the investment option’s accumulation unit value at the end of that day, if it is a business day. If it is not a business day, we will use the unit value on the next business day. The number of accumulation units credited to you will not vary because of changes in accumulation unit values.
The accumulation units of each investment option have different accumulation unit values. We determine accumulation unit values for the investment options at the end of each business day. The accumulation unit value for each investment option is initially set at $10.00. Accumulation unit values fluctuate with the investment performance of the corresponding portfolios. Accumulation unit values reflect investment income, the portfolios’ realized and unrealized capital gains and losses, and the portfolios’ expenses. The accumulation unit values also reflect the daily asset charges we deduct from our separate account. Additional information about the accumulation unit values is contained in the SAI.
WE OWN THE ASSETS OF OUR SEPARATE ACCOUNT
We own the assets of our separate account and use them to support your Contract and other variable annuity contracts. We may permit charges owed to us to stay in the separate account. Thus, we may also participate proportionately in the separate account. These accumulated amounts belong to us and we may transfer them from the separate account to our general account. The assets in the separate account equal to the reserves and other liabilities of the separate account may not be charged with liabilities arising out of our other business. The obligations under the Contracts are our obligations, and we are obligated to pay all amounts promised to investors under the Contracts. The income, gains and losses (realized and unrealized) of the separate account are credited to or charged against the separate account without regard to our other income, gains, or losses. Under certain unlikely circumstances, one investment option of the separate account may be liable for claims relating to the operations of another investment option.
OUR RIGHT TO CHANGE HOW WE OPERATE OUR SEPARATE ACCOUNT
We have the right to modify how we operate the separate account. In making any changes, we may not seek approval of owners (unless approval is required by law). We have the right to:
•    add investment options to, or remove investment options from our separate account;
•    combine two or more investment options within our separate account;

•    withdraw assets relating to our variable annuities from one investment option and put them into another. However, if required, we would first seek approval from the Securities and Exchange Commission;
•    eliminate a portfolio’s shares and substitute shares of another portfolio or another open-end, registered investment company. This may happen if the portfolio’s shares are no longer available for investment or, if in our judgment, further investment in the portfolio is inappropriate in view of the separate account’s purposes. However, if required, we would first seek approval from the Securities and Exchange Commission and the insurance regulator where the Contract is delivered;

LiveWell Variable Annuity

•    end the registration of our separate account under the Investment Company Act of 1940;
•    operate our separate account under the direction of a committee or discharge such a committee at any time (the committee may be composed entirely of “interested persons” of Midland under the Investment Company Act of 1940); and
•    operate our separate account or one or more of the investment options in any other form the law allows, including a form that allows us to make direct investments. In addition, we may disapprove any change in investment advisors or investment policies unless a law or regulation provides differently.
If any changes are made that result in a material change to any investment option, then you will be notified. We may, for example, cause the investment option to invest in another mutual fund other than or in addition to the current portfolios, subject to legal and regulatory requirements.
If automatic allocations (such as premiums automatically deducted from your bank account, or dollar cost averaging or automatic rebalancing) are being made into an investment option that is removed or no longer available, and if you do not give us other instructions, then any amounts that would have gone into the removed or closed investment option will be allocated to a Money Market Fund investment option.
If you are enrolled in a dollar cost averaging, automatic rebalancing, automatic premiums, or a comparable program while an underlying investment option merger, substitution or liquidation takes place, unless otherwise noted in a communication from us, your accumulation value invested in such investment option will be transferred automatically to the designated surviving investment option in the case of mergers, the replacement investment option in the case of substitutions, and an available Money Market Fund in the case of investment option liquidations. Your DCA or automatic rebalancing enrollment instructions will be automatically updated to reflect the surviving investment option, the replacement investment option or a Money Market Fund for any continued and future transfers or premium payments.
You may want to transfer the amount in that investment option as a result of changes we have made. If you do wish to transfer the amount you have in that investment option to another investment option of our separate account, then you may do so, without charge, by writing to our Customer Service Center. At the same time, you may also change how your premiums are allocated.
DETAILED INFORMATION ABOUT THE CONTRACT
REQUIREMENTS FOR ISSUANCE OF A CONTRACT
Any person wishing to purchase a Contract may submit an application form and an initial premium payment of at least $10,000. The sale must take place through a representative who is licensed, registered and authorized to sell the Contract. The maximum issue age for the Contract is 90 (the owner’s age).
If your application is complete and in good order (see “Administrative Procedures” section, then we will accept or reject it within two business days of receipt. If the application is incomplete, then we will attempt to complete it within five business days. If it is not complete at the end of this period (or cannot be accepted for some other reason), then we will inform you of the reason for the delay and the premium payment will be returned immediately unless you let us keep the premium until the application is complete. Your initial premium is held in a non-interest bearing suspense account (which is part of our general account) until your Contract is issued or your premium is refunded. While your premium is in that account, your premium is not protected from claims of our general creditors.
We will allocate your initial premium payment according to your instructions if we receive it or accept your application (whichever is later) at our Customer Service Center before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time). We will then price the accumulation units purchased with your premium payment at the unit value determined at the close of that valuation period. If we receive your initial premium payment or accept your application (whichever is later) after the close of regular trading on the New York Stock Exchange, we will credit accumulation units at the unit value determined at the close of the next valuation period.
There may be delays in our receipt of applications that are outside of our control because of the failure of the selling registered representative to forward the application to us promptly, or because of delays in their broker dealer determining that the Contract is suitable for you. Any such delays will affect when your Contract can be issued and when your premium payment is allocated among investment options of our separate account.
We may offer other variable annuity contracts that have different death benefits, contract features, and optional benefits. However, these other contracts also have different charges that would affect your investment performance and accumulation value. To obtain more information about these other contracts, contact our Customer Service Center.
FREE LOOK
You may cancel your Contract within your ten (10) day Free Look period. We deem the Free Look period to expire 10 days after you have received your Contract. Some states and situations may require a longer Free Look period. There are no investment restrictions during the Free Look period.

LiveWell Variable Annuity

To cancel your Contract, you need to return your Contract and any other documentation that we may require, in good order, to the registered representative who sold it to you or to our Customer Service Center. If you cancel your Contract, then we will return:
•    The accumulation value (which may be more or less than the premium payments you paid), or
•    If greater and required by your state, your premiums minus any partial withdrawals.
TAX-FREE “SECTION 1035” EXCHANGES
You can generally exchange one non-qualified annuity contract for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuities carefully. Remember that if you exchange another annuity for the one described in this prospectus, you might have to pay a surrender charge on your old annuity, there may be a surrender charge on this Contract, other charges may be higher (or lower), and the benefits may be different. You should not exchange another annuity for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Contract (that person will generally earn a commission if you buy this Contract through an exchange or otherwise). If you purchase the Contract in exchange for an existing annuity contract from another company, we may not receive your premium payment from the other company for a substantial period of time after you sign the application and send it to us, and we cannot credit your premium to the Contract until we receive it.
If you are considering a partial exchange of an annuity contract, you should consider the conditions described by Revenue Procedure 2011-38, effective for transfers that are completed on or after October 24, 2011. Under Revenue Procedure 2011-38: (1) the period of time after which cash can be withdrawn from either contract is 180 days beginning on the date of the transfer and (2) annuity payments that satisfy the newly enacted partial annuitization rule under Section 72(a)(2) of the Code will not be treated as a distribution from either the old or new contract.
You should consult with and rely upon a tax adviser if you are considering a contract exchange.
PREMIUM PAYMENTS
You can make additional premium payments at any time prior to annuitization and in whatever amount you want, within certain limits and subject to our right to refuse any premiums. Your initial investment must be at least $10,000. You may make additional payments of $1,000 or more at any time after the free-look period. By current company practice, we will also accept additional payments via automatic bank draft in amounts of $100 or more per month. Unless you receive approval from us, the maximum amount of premium you can pay into this Contract prior to the maturity date is $2,000,000. In addition, an initial or additional premium that would cause the accumulation value or total value of all annuities that you maintain with Midland National to exceed $5,000,000 requires our prior approval. This limit is calculated for each annuitant or owner and is based on all active annuity contracts.
Premium payments will be credited as of the end of the valuation period in which they are received by us, in good order. Investments after the initial premium payment may be made at any time up to the maturity date. We may refuse to accept certain forms of premium payments (e.g., third party checks, traveler’s checks, money orders). We reserve the right to accept or reject any premium payment or form of payment. If we exercise our right to reject and/or place limitations on the acceptance and allocation of additional premiums, you may be unable or limited in your ability to increase your accumulation value through additional premiums, which, in turn, will affect the amounts that may be applied to an annuity payout option or toward any death benefit paid.
The mailing address to send premium payments to us is: Midland National Life Insurance Company, P.O. Box 9261, Des Moines, Iowa 50306-9261.
Allocation of Premium Payments
You will specify your desired premium allocation on the Contract’s application form. Your instructions in your application will dictate how to allocate your premiums. Allocation percentages may be any whole number (from 0 to 100) and the sum must equal 100. The allocation instructions in your application will apply to all other premiums you pay, unless you change subsequent premium allocations by providing us with written instructions. We reserve the right to limit the number of investment options in which you can allocate your premiums or accumulation value.
Changing Your Premium Allocation Percentages
You may change the allocation percentages of your premiums by writing to our Customer Service Center and telling us what changes you wish to make. We may offer other means to make this type of request with proper authorization and verification. These changes will affect transactions as of the date we receive your request at our Customer Service Center. Changing your allocation instructions will not change the way your existing accumulation value is allocated among the investment options. While the Dollar Cost Averaging (DCA) program is in effect, the allocation percentages that apply to any premiums received will be the DCA allocation percentages unless you specify otherwise. (See “Dollar Cost Averaging” section).

LiveWell Variable Annuity

YOUR ACCUMULATION VALUE
Your accumulation value is the sum of your amounts in the various investment options. Your accumulation value will vary daily to reflect the investment performance of the investment option(s) you select, any premium payments, partial withdrawals, surrenders, and charges assessed in connection with the Contract. Transaction charges are made on the effective date of the transaction. Charges against our separate account are reflected daily.
There is no guaranteed minimum accumulation value for amounts allocated to the investment options of our separate account. You bear the investment risk. An investment option’s performance will cause your accumulation value to go up or down each valuation period.
Transfers of Accumulation Value
You generally may transfer amounts among the investment options prior to maturity date, unless otherwise noted. The minimum transfer amount is $100 or 100% of the investment option if less than $100. The minimum amount does not have to come from or be transferred to just one investment option. The only requirement is that the total amount transferred that day equals the transfer minimum.
Completed transfer requests received at our Customer Service Center in good order before the New York Stock Exchange closes for regular trading (usually 3:00 p.m. Central Time) are priced at the unit value determined at the close of that valuation period. If we receive your completed transfer request in good order after the close of a valuation period, we will process the transfer request at the unit value determined at the close of the next valuation period.
For information regarding telephone or facsimile requests, see “Inquiries and Correspondence” section. Transfers may be delayed under certain circumstances. See “When We Pay Proceeds from This Contract” section. We currently do not charge for transfers between investment options, but reserve the right to charge $15 per transfer for transfers in excess of 15 per Contract year. If assessed, this charge will be deducted from the amount that is transferred prior to the allocation to a different investment option. The fee is waived for transfers in connection with active DCA or automatic rebalancing programs.
We reserve the right to eliminate and/or severely restrict the transfer privilege in any manner we deem appropriate for some, all or specific owners.
TRANSFER LIMITATIONS
Frequent, large, programmed or short-term transfers among investment options, such as those associated with “market timing” transactions, can adversely affect the portfolios and the returns achieved by owners. In particular, such transfers may dilute the value of the portfolios’ shares, interfere with the efficient management of the portfolios’ investments, and increase brokerage and administrative costs of the portfolios. In order to try to protect our owners and the portfolios from potentially harmful trading activity, we have implemented certain market timing and excessive trading policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent frequent or short-term transfer activity among the investment options of the separate account that may adversely affect other owners or portfolio shareholders.
More specifically, currently our Market Timing Procedures are intended to detect potentially harmful trading or transfer activity by monitoring for excessive trading. We currently define excessive trading as:
•    More than one purchase and sale of the same investment option within a 60-calendar day period, commonly referred to as a “round trip”. Two or more “round trips” involving the same investment option within a 60-calendar day period is considered excessive trading.
•    Six round-trips involving the same investment option within a twelve month period.
We will review transfer requests, daily blotters, and transaction logs in an attempt to identify transfers that exceed these transfer parameters. We will review those transfers (and other transfers in the same Contract) to determine if, in our judgment, the transfers are part of a market timing strategy or otherwise have the potential to be harmful. We will honor and process the second transfer request, but if we believe that the activity is potentially harmful, we will suspend that Contract’s transfer privileges and we will not accept another transfer request telephonically or electronically (fax, internet, etc.) for 14 business days. We will attempt to inform the owner (or registered representative) by telephone that their transfers have been deemed potentially harmful to others and that their telephone and electronic transfer privilege is suspended for 14 days. If we do not succeed in reaching the owner or registered representative by phone, we will send a letter by first class mail to the owner’s address of record.
We reserve the right to apply our market timing procedures to all of the investment options available under the Contracts, including those investment options that invest in portfolios that affirmatively permit frequent and short-term trading in other variable annuity contracts offered by us or other insurance companies. Therefore, if you allocate premiums or your accumulation value to this type of investment option, you may indirectly bear the effects of market timing or other frequent trading. These portfolios might not be appropriate for long-term investors. For a complete description of each portfolios’ trading policies, review each portfolios’ prospectus.

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In addition to our own market timing procedures, managers of the investment portfolios might contact us if they believe or suspect that there is market timing or other potentially harmful trading, and if so we will take appropriate action to protect others. In particular, we may, and we reserve the right to, reverse a potentially harmful transfer. If so, we will inform the owner and/or registered representative. You will bear any investment loss involved in a reversal.
To the extent permitted by applicable law, we reserve the right to delay or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the portfolios available through Separate Account C, because of any refusal or restriction on purchases or redemptions of their shares on the part of the managers of the investment portfolios as a result of their own policies and procedures on market timing activities or other potentially abusive transfers. If this occurs, we will attempt to contact you by telephone for further instructions. If we are unable to contact you within 5 business days after we have been advised that your transfer request has been refused or delayed by the investment portfolio manager, the amount intended for transfer will be retained in or returned to the originating investment option. You should also be aware that as required by Rule 22c-2 under the 1940 Act, we have entered into information sharing agreements with each of the fund companies whose portfolios are offered through the Contract. Trading information of an owner is shared under these agreements as necessary for the fund companies to monitor portfolio trading and may include personal contract information, including names and social security numbers or other tax identification numbers. As a result of this information sharing, a fund company may direct us to restrict an owner’s transactions if the fund company determines that the owner has violated the portfolio’s excessive/frequent trading policy. This could include the fund company directing us to reject any allocations of premium or Contract value to the portfolio or all portfolios within the fund family. We are contractually obligated to comply with all restrictions imposed by the portfolios. You should read the prospectuses of the portfolios for more details on their ability to refuse or restrict purchases or redemptions of their shares.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as we deem necessary or appropriate to better detect and deter frequent, programmed, large, or short-term transfers that may adversely affect other owners or portfolio shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We may change our parameters to monitor for a different number of transfers with different time periods, and we may include other factors such as the size of transfers made by owners within given periods of time, as well as the number of “round trip” transfers into and out of particular investment options for purposes of applying the parameters used to detect potential market timing and other potentially harmful activity. We may aggregate transfers made in two or more Contracts that We believe are connected (for example, two Contracts with the same owner, or owned by spouses, or owned by different partnerships, trusts, or corporations that are under common control, etc.).
We do not include transfers made pursuant to the DCA program and portfolio rebalancing program in these limitations. We may vary our market timing procedures from investment option to investment option, and may be more restrictive with regard to certain investment options than others. We may not always apply these detection methods to investment options investing in portfolios that, in our judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.
We reserve the right to place restrictions on the methods of implementing transfers for all owners that we believe might otherwise engage in trading activity that is harmful to others. For example, we might only accept transfers by original “wet” owner signature conveyed through the U.S. mail (that is, we can refuse transfer requests submitted by phone, facsimile, e-mail or by any other electronic means, or overnight courier service). We also reserve the right to implement and administer redemption fees imposed by one or more of the portfolios in the future.
Owners seeking to engage in frequent, programmed, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations. In addition, the terms of the Contract may also limit our ability to restrict or deter harmful transfers. Furthermore, the identification of owners determined to be engaged in transfer activity that may adversely affect other owners or portfolios’ shareholders involves judgments that are inherently subjective. Accordingly, despite our best efforts, we cannot guarantee that our Market Timing Procedures will detect every potential market timer. Some market timers may get through our controls undetected and may cause dilution in unit value to others. We apply our Market Timing Procedures consistently to all owners without special arrangement, waiver, or exception. We may vary our Market Timing Procedures among our other variable insurance products to account for differences in various factors, such as operational systems and Contract provisions. In addition, because other insurance companies and/or retirement plans may invest in the portfolios, we cannot guarantee that the portfolios will not suffer harm from frequent, programmed large, or short-term transfers among investment options of variable policies issued by other insurance companies or among investment options available to retirement plan participants.
SURRENDERS AND PARTIAL WITHDRAWALS
You may withdraw all or part of your surrender value by sending us a written request at our Customer Service Center in good order. The surrender value is the separate account accumulation value minus any quarterly Contract maintenance fees, if applicable, and any applicable surrender charge, if you elect one of the Optional Value Endorsements. In some states a state premium tax charge may also be deducted. Surrenders may be restricted by a retirement plan under which you are covered. Partial withdrawals must be made in amounts of $1,000 or more (except for systematic withdrawals described below) and cannot reduce your accumulation value to less than $500. If a partial withdrawal results in your accumulation value becoming less than $500, then the entire surrender value must be withdrawn. A full surrender request, regardless of the accumulation value, must be submitted in

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writing. We reserve the right to change this process at any time. For a full surrender, you must send in your Contract with your surrender request or sign a lost contract statement.
You may request partial withdrawals up to $25,000 via telephone, four times a calendar year per Contract, provided prior written authorization has been received by our Customer Service Center. You will be required to verify personally identifiable information at the time you request a partial withdrawal. If there are joint owners, both owners must be on the telephone at the time of request.
Telephone authorization will remain in effect until we receive written notification from you to terminate this authorization. If the Contract has joint owners, both owners are required to sign the written notification to terminate telephone authorization. We, at our sole discretion, may discontinue this program at any time. There are some restrictions on telephone partial withdrawals; please call our Customer Service Center with any questions.
We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. We reserve the right to restrict, suspend or eliminate the use of, or modify the requirements for making, telephone partial withdrawals at any time.
Any required tax withholding and surrender charges, if applicable, will be deducted from the amount paid. In addition, upon full surrender a quarterly Contract maintenance fee, if applicable, (and possibly a state premium tax charge) may also be subtracted.
Completed surrender or partial withdrawal requests received in good order at our Customer Service Center before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If we receive your completed surrender or partial withdrawal request in good order after the close of a valuation period, we will process the surrender request at the unit value determined at the close of the next valuation period.
We will generally pay the surrender or partial withdrawal amount from the separate account within seven days after we receive a properly completed surrender or partial withdrawal request in good order. See “Administrative Procedures” section. We may defer payment for more than seven days when:
•    trading on the New York Stock Exchange is restricted as defined by the SEC;
•    the New York Stock Exchange is closed (other than customary weekend and holiday closing);
•    an emergency exists or if for any reason it is not reasonably practicable to dispose of or fairly value the securities held in an investment option;
•    for such other periods as the SEC may by order permit for the protection of owners; or
•    your premium check has not cleared your bank.
See “When We Pay Proceeds from This Contract” section.
If we defer payment for 30 or more days, then during the period of deferment, we will pay interest at the rate required by the jurisdiction in which this Contract is delivered.
Unless you specify otherwise, your partial withdrawal will be deducted from all investment options in the same proportion as your accumulation value bears to each investment option.
Surrenders and partial withdrawals will generally have Federal income tax consequences that can include income tax penalties and tax withholding. Surrenders and partial withdrawals may be restricted under certain qualified contracts. You should consult with and rely on your tax advisor before making a surrender or partial withdrawal. See “FEDERAL TAX STATUS” section.

SYSTEMATIC WITHDRAWALS
The systematic withdrawal feature allows you to have a portion of the accumulation value withdrawn automatically. These payments can be made only: (1) while the owner is living, (2) before the maturity date, and (3) after the Free Look period. You may elect this option by sending a properly completed service form to our Customer Service Center. You may designate the systematic withdrawal amount and the period for systematic withdrawal payments. You will also designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semi-annually or annually. See your Contract for details on systematic withdrawal options and when each begins.
If you have elected the Optional 5-Year Value Endorsement, then a surrender charge of up to 7% (in excess of the free withdrawal amount) will be assessed. The surrender charge is based on the withdrawal amount and the amount of time that has elapsed since each payment. A surrender charge is assessed in the first 5 years following payment, even when the withdrawal is effected for systematic withdrawals. See “Free Withdrawal Amount” section for more information.

If you have elected the Optional 7-Year Value Endorsement, then a surrender charge of up to 8% (in excess of the free withdrawal amount) will be assessed. The surrender charge is based on the withdrawal amount and the amount of time that has elapsed since each

LiveWell Variable Annuity

payment. A surrender charge is assessed in the first 7 years following payment, even when the withdrawal is effected for systematic withdrawals. See “Free Withdrawal Amount” section for more information.
If the New York Stock Exchange is closed for regular trading on the day when the withdrawal is to be made, then we will process your withdrawal at the unit value determined at the close of the next valuation period. The deduction caused by the systematic withdrawal will be allocated proportionately to your accumulation value in the investment options.
You can stop or modify the systematic withdrawals by sending us a written notice. A proper written notice must include the consent of any effective assignee or irrevocable beneficiary, if applicable.
Each systematic withdrawal must be at least $100. Each request for withdrawal amounts of less than $100 will be reviewed on a case-by-case basis. We reserve the right to change the frequency of payments or discontinue payments if the payment is less than $100. Upon payment, we reduce your accumulation value by an amount equal to the payment proceeds. In no event will the payment of a systematic withdrawal exceed the surrender value. The Contract will automatically terminate if a systematic withdrawal causes the Contract’s surrender value to equal zero.
To the extent, if any, that there is gain in the Contract, systematic withdrawals generally are included in the owner’s gross income for tax purposes (as ordinary income) in the year in which the withdrawal occurs, and may be subject to a penalty tax of 10% before age 59 1⁄2. Additional terms and conditions for the systematic withdrawal program are set forth in your Contract and in the application for the program.
DOLLAR COST AVERAGING
The Dollar Cost Averaging (DCA) program enables you to make monthly, quarterly, semi-annual or annual transfers of a predetermined dollar amount from the DCA source account (any investment option) into one or more of the investment options. your accumulation value must be at least $10,000 to initiate the DCA program. The minimum monthly amount to be transferred using DCA is $100.
This program may reduce the impact of market fluctuations by allocating monthly, as opposed to allocating the total amount at one time. This plan of investing does not insure a profit or protect against a loss in declining markets.
Only one active DCA program is allowed at a time. You must complete the proper request form and send it (in good order) to our Customer Service Center, and there must be a sufficient amount in the DCA source account. The source account must have a minimum of $1,200 beginning balance to start a DCA program. For any DCA, the minimum amount of time at set-up is 3 months. There is no maximum set-up time limit. We reserve the right to limit or change the minimum and maximum timeframes for the DCA program. You can get a sufficient amount by paying a premium with the DCA request form, allocating premiums, or transferring amounts to the DCA source account. The DCA request form will specify:
•    the DCA source account from which transfers will be made,
•    the total monthly amount to be transferred to the other investment options, and
•    how that monthly amount is to be allocated among the investment options.
Once you elect DCA, additional premiums can be allocated to the DCA source account by sending them in with a DCA request form or written instructions. Any premium payments received while the DCA program is in effect will be allocated using the allocation percentages from the DCA request form, unless you specify otherwise. All amounts in the DCA source account will be available for transfer under the DCA program.
If it is requested when the Contract is issued, then DCA will start on the Contract anniversary of the second Contract month. If it is requested after issue, then DCA will start on the Contract anniversary of the next Contract month after the request is received. DCA will not begin until the end of the free look period.
You may stop the DCA program at any time by sending us written notice. We reserve the right to end the DCA program by sending you one month’s notice. You may not elect a DCA program with the Portfolio Rebalancing option.
We do not charge any specific fees for you to participate in a DCA program.
PORTFOLIO REBALANCING
The Portfolio Rebalancing program allows owners to have us automatically reset the percentage of accumulation value allocated to each investment option to a preset percentage level on a quarterly, semi-annual, or annual basis. The Portfolio Rebalancing program is not available when there is an active DCA program on the Contract. If you elect this option, then on the Contract anniversary date, we will transfer the amounts needed to “rebalance” the accumulation value to your specified percentages. Rebalancing may result in transferring amounts from an investment option earning a relatively high return to one earning a relatively low return. Your accumulation value must be at least $10,000 to initiate a portfolio rebalancing program.

LiveWell Variable Annuity

Portfolio rebalancing will remain in effect until we receive your written termination request. We reserve the right to end the portfolio rebalancing program by sending you one month’s notice. Contact us at our Customer Service Center to elect the portfolio rebalancing program.
There is no charge for portfolio rebalancing transfers.
DEATH BENEFIT
If the owner dies before the maturity date and while the Contract is still in-force, we will pay the death benefit to the beneficiary once we receive (at our Customer Service Center) satisfactory proof of the owner’s death, an election of how the death benefit is to be paid, and any other documents or forms required all in good order. Once you choose a death benefit, you cannot change it.
For non-qualified contracts, if an owner dies prior to the maturity date, then the death benefit must be paid within 5 years of the owner’s death (other than amounts payable to, or for the benefit of, the surviving spouse of the owner). For joint owners the death benefit is paid upon the first death.
Spousal Continuation is available only if the spouse (1) was married to the deceased owner, as recognized by Federal law, as of the date of the deceased owner’s death, and (2) is the sole primary beneficiary. A surviving spouse may choose to treat the Contract as his/her own Contract. If your spouse chooses to continue the Contract under spousal continuance, by current company practice they will receive the death benefit. This amount would be allocated among Investment Options in accordance with the current allocations for the Contract and may be, under certain circumstances, considered earnings.

If the sole beneficiary is not the spouse, the surviving joint owner will be the designated primary beneficiary and any other beneficiaries on record will be treated as contingent beneficiaries.
When a death benefit is paid on the death of an owner or a joint owner and a payment option is selected, the payment option must be an annuity for the life of the payee or for a period extending no longer than the payee’s life expectancy, and payments must begin within one year of the date of death.
The amount of the death benefit will be calculated on the business day that our Customer Service Center receives a complete death benefit claim based on the election made at the time of application. If there are multiple beneficiaries, each beneficiary will receive their proportional share of the death proceeds as of the date we receive an election of how that beneficiary’s portion of the death benefit is to be paid (or if later, when all good order requirements are met). Payment will include interest to the extent required by law.
After the date on which we receive an original death certificate or a copy of the death certificate via facsimile, the beneficiary has the option of transferring the accumulation value to a money market short-term investment option before the date on which the first complete death benefit claim is received. If there are multiple beneficiaries then they all must join in such a transfer request.
If any owner is a non-natural person, the death benefit is paid upon the death of an annuitant.
If joint owners die within 24 hours of one another, they are considered to have died simultaneously and the eldest is presumed to have died first.
Naming different persons as owner and annuitant can affect whether the death benefit is payable, the amount of the benefit, and who will receive it. Use care when naming owners, annuitants, and beneficiaries, and consult your registered representative if you have questions. State premium taxes may be deducted from the death benefit proceeds.
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of 3 to 5 years from the contract’s maturity date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including full names and complete addresses, if and as they change. Such updates should be communicated in writing, by telephone, or other approved electronic means at our Customer Service Center.
For Contracts issued prior to January 1, 2021, the return of premium death benefit is the standard death benefit included in the mortality and expense risk charge that we deduct equal to 1.00% per annum. The amount of such death benefit would be calculated based on the greater of the accumulation value or net premiums paid on the business day that our Customer Service Center receives a complete death benefit claim. See “Return of Premium Death Benefit.”
ACCUMULATION VALUE DEATH BENEFIT
This is the default death benefit at the time of application and we deduct a 0.75% mortality and expense risk charge which includes the cost of this death benefit. The maximum owners issue age for this benefit is age 90 if the Optional Value Endorsement is not

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elected and age 85 if the Optional Value Endorsement is elected. For joint owners, the issue age is the oldest of the joint owners and for non-natural owner the issue age is based on the age of the annuitant.

If you elect this benefit, the death benefit will be the accumulation value when our Customer Service Center receives a complete death benefit claim.
The accumulation value death benefit will terminate:
1)    upon death of the owner. In the case of joint owners, upon the first death. In the case of a non-natural owner, upon death of the annuitant;
2)    when the Contract terminates, including if accumulation value reaches zero;
3)    if you surrender or annuitize your Contract; or
4)    on the maturity date of the Contract.
The daily charge will be deducted from the Contract’s accumulation value prior to the termination of the Contract.
RETURN OF PREMIUM DEATH BENEFIT
You may elect this benefit at the time of application for a 1.00% mortality and expense risk charge. The maximum owners issue age for this benefit is age 90 if the Optional Value Endorsement is not elected and is age 85 if the Optional Value Endorsement is elected. For joint owners, the issue age is the oldest of the joint owners and for non-natural owner the issue age is based on the age of the annuitant.
If you elect the return of premium death benefit, the death benefit will be the greater of:
1.    The accumulation value or
2.    net premium.
Partial withdrawals including required minimum distribution will reduce the death benefit by the same proportion that the accumulation value would be reduced by the partial withdrawal. The death benefit could be reduced by more than the amount of the withdrawal and could be reduced significantly.
This benefit will terminate:
1)    upon death of the owner. In the case of joint owners, upon the first death. In the case of a non-natural owner, upon death of the annuitant;
2)    upon change in ownership, in which case the accumulation value death benefit will thereafter apply. Also, if the return of premium death benefit exceeds the accumulation value upon spousal continuation, the accumulation value will be increased to such higher amount and the amount of such increase will be allocated among Investment Options in accordance with the current allocations for the Contract;
3)    when the Contract terminates, including if accumulation value reaches zero;
4)    if you surrender or annuitize your Contract; or
5)    on the maturity date of the Contract.
The daily charge will be deducted from the Contract’s accumulation value prior to the termination of the Contract. The return of premium death benefit is only available as a death benefit and is not part of the accumulation value, surrender value or available for withdrawal.
ENHANCED DEATH BENEFIT
You may elect this benefit only at the time of application for a 0.30% mortality and expense risk charge. The maximum owners issue age for this endorsement is age 80, for joint owners, the issue age is the oldest of the joint owners and for a non-natural owner the issue age is based on the age of the annuitant.
If you elect the enhanced death benefit, for the first Contract year, the death benefit equals the initial premium adjusted for any additional premiums and partial withdrawals. Each Contract anniversary thereafter, an annual step-up value will be calculated and become the new enhanced death benefit value for that Contract year. The Enhanced Death Benefit value steps up to the greatest of:

a.    The accumulation value;
b.    net premium; and
c.    the annual step-up value from the most recent prior Contract anniversary, adjusted for any additional premiums and partial withdrawals.

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The greatest of (1), (2) or (3) becomes the new enhanced death benefit value for that Contract year. The endorsement effectively sets the enhanced death benefit value at the highest Contract anniversary accumulation value, net premium or annual step-up value achieved during the step-up process period up to the current period, if no partial withdrawals were taken and no additional premiums were made.
The step-up process stops at the earlier of the contract anniversary following attained age of 86 or death of the owner (or oldest owner for jointly owned Contracts). If the owner is a non-natural owner then the step-up stops at the earliest of the contract anniversary following attained age 86 or death of annuitant. After the step-up process stops, the enhanced death benefit value will continue to be increased for any additional premiums, and reduced pro-rata for any withdrawals. See “APPENDIX B – ENHANCED DEATH BENEFIT EXAMPLES” for more information.
Any partial withdrawals, including required minimum distributions, will reduce the enhanced death benefit by the same proportion the accumulation value was reduced by the partial withdrawal. The death benefit could be reduced by an amount greater than the withdrawal and could be reduced significantly.
This benefit will terminate:
1)    upon death of the owner. In the case of joint owners, upon the first death. In the case of a non-natural owner, upon death of the annuitant;
2)    upon change in ownership, in which case the accumulation value death benefit will thereafter apply. Also, if the enhanced death benefit exceeds the accumulation value upon spousal continuation, the accumulation value will be increased to such higher amount and the amount of such increase will be allocated among Investment Options in accordance with the current allocations for the Contract;
3)    when the Contract terminates, including if the accumulation value reaches zero;
4)    if you surrender or annuitize your Contract. or
5)    on the maturity date of the Contract.
The daily charge will be deducted from the Contract’s accumulation value prior to the termination of the Contract. The Enhanced Death Benefit value is only available as a death benefit and is not part of the accumulation value, surrender value or available for withdrawal.
CHARGES, FEES AND DEDUCTIONS
MORTALITY AND EXPENSE RISK CHARGE
We deduct a daily charge for mortality and expense risks at an effective annual rate to 0.75%. The investment option’s accumulation unit values reflect this charge. We expect to profit from this charge. We may use the profit for any purpose including paying distribution expenses. The mortality risk we bear arises, in part, from our obligation to make monthly annuity payments regardless of how long the annuitant or any individual may live. These payments are guaranteed in accordance with the annuity tables and other provisions contained in your Contract. This assures you that neither the longevity of the annuitant, nor an unanticipated improvement in general life expectancy, will have any adverse effect on the monthly annuity payments the annuitant will receive under the Contract. Our obligation, therefore, relieves the annuitant from the risk that he or she will outlive the funds accumulated for retirement. The mortality risk also arises, in part, because of the risk that the death benefit may be greater than the accumulation value. We also assume the risk that other expense charges may be insufficient to cover the actual expenses we incur.

ASSET BASED ADMINISTRATION CHARGE
We deduct a daily charge for asset based administration expenses at an effective annual rate of 0.35% of the accumulation values in the separate account. We deduct this charge proportionally from each investment option. This charge is for our record keeping and other expenses incurred in maintaining the Contracts.
QUARTERLY CONTRACT MAINTENANCE FEE
We may deduct a quarterly Contract maintenance fee of $10. This fee is collected on each Contract quarter anniversary on or before the maturity date, and on surrender. If your accumulation value or net premium is greater than $50,000 on the Contract quarter anniversary, at full surrender or on the maturity date, no quarterly Contract maintenance fee is charged. If your accumulation value ever becomes insufficient to pay this charge, then your Contract will terminate without value.
TRANSFER CHARGE
We reserve the right to charge $15 per transfer for transfers in excess of 15 per Contract year. By current company practice we do not assess this charge. If assessed, this charge will be deducted from the amount that is transferred prior to the allocation to a different investment option. The fee is waived for transfers in connection with active DCA or automatic rebalancing programs.

LiveWell Variable Annuity

CHARGES IN THE PORTFOLIOS
The fund companies charge their portfolios for managing investments and providing services. The portfolios may also pay operating expenses. Each portfolio’s charges and expenses vary. See the prospectus provided by the fund company for more information.
In addition, certain investment options may impose liquidity fees and redemption fees on certain transactions (pursuant to SEC rules 2a-7 and 22c-2 under the Investment Company Act of 1940). Any such fees will be passed through and charged to the applicable owners.
STATE PREMIUM TAXES
Midland National reserves the right to deduct premium taxes from your surrender value at full surrender, death, maturity or annuitization a charge for any state premium taxes levied by a state or any other government entity. State premium taxes currently levied by certain jurisdictions vary from 0% to 3.5% and is based on your current residence state. This range is subject to change. The states currently participating in this premium tax practice are California, Maine, Nevada, South Dakota, West Virginia, Wyoming and the territory of Puerto Rico. These states and jurisdictions are subject to change.
OTHER TAXES
At the present time, we do not make any charges to the separate account for any federal, state, or local taxes (other than state premium taxes) that we incur which may be attributable to such separate account or to the Contracts. We reserve the right to make a charge for any such tax or economic burden resulting from the application of the tax laws.
OPTIONAL VALUE ENDORSEMENT – SURRENDER CHARGES
Please note: Owners who have a Contract without an Optional Value Endorsement can make withdrawals at any time and in any amount without being assessed a surrender charge.
If you elect the Optional 5- or 7-Year Value Endorsement on your application, you elect to add a 5- or 7-year surrender charge period (the number of years the surrender charge remains in effect as applied to each premium payment). In exchange for a 5- or 7-year declining surrender charge for each premium payment, we will reduce the separate account annual expenses by 0.10% (5-year) or 0.20% (7-year) which is a percentage of the average daily accumulation value. See “Fee Table” of this prospectus. This reduction will lower the total fees deducted from your separate account accumulation value. Electing this endorsement will benefit owners who do not surrender the Contract or take partial withdrawals, in excess of the annual free withdrawal amount, during the surrender charge period.

If you elect the Optional Value Endorsement, we will deduct applicable surrender charges from any surrender or partial withdrawal of premiums (including a surrender to effect an annuity and on systematic withdrawals) that exceeds the free withdrawal amount. This charge partially reimburses us for the costs of selling and distributing this Contract. These include commissions and the costs of preparing sales literature and printing prospectuses. If the surrender charge is insufficient to cover all distribution expenses, then the deficiency will be met from our surplus that may be, in part, derived from mortality and expense risk charges (described above).
The surrender charge will be based on the length of time between premium payments and partial withdrawals or surrender. When determining the applicable surrender charge, the amount subject to a surrender charge will be deducted from premium payments on a First-In, First-Out (FIFO) basis. When calculating surrender charges, earnings are defined as the excess of the accumulation value over the sum of remaining premiums. Any withdrawals will be allocated to remaining premiums first on a FIFO basis and second to earnings, if any. In determining what the surrender charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings.
For purposes of calculating surrender charges, we assume that surrenders and partial withdrawals are made in the following order:
1)    First from premium payments no longer subject to a surrender charge;
2)    Then from the free withdrawal amount on a FIFO basis;
3)    Then from premium payments subject to a surrender charge on a FIFO basis; and
4)    Earnings, if any.
The length of time between each premium payment and surrender or withdrawal determines the amount of the surrender charge applied to that respective premium payment. Premium payments are considered withdrawn in the order that they were received.

LiveWell Variable Annuity

The surrender charge schedule for the Optional Value Endorsements are as follows:

Length of Time From Each Premium Payment (Number of Years)	5-Year Value Endorsement (As a Percentage of Premium Withdrawn)	6-Year Value Endorsement (As a Percentage of Premium Withdrawn)	7-Year Value Endorsement (As a Percentage of Premium Withdrawn)
0	7%	7%	8%
1	6%	6%	7%
2	5%	5%	6%
3	4%	4%	5%
4	3%	3%	4%
5	0%	2%	3%
6	0%	0%	2%
7+	0%	0%	0%
No surrender charge will be assessed upon:
(a)    payment of death benefits;
(b)    exercise of the free look right;
(c)    withdrawal less than or equal to the free withdrawal amount.
The surrender value cannot be greater than the accumulation value, but in no event will it be less than the minimum required by the laws of the state in which this Contract is delivered. At the time of withdrawal, if your accumulation value is less than your remaining premium, the surrender charge will still be assessed (measured by) against the full remaining premium amount.
Amounts withdrawn under the Contract to comply with IRS minimum distribution rules and paid under a life expectancy option will not be subject to a surrender charge. The free withdrawal provision pertaining to the IRS minimum distribution will be calculated solely on the accumulation value of this Contract. Amounts withdrawn to comply with IRS minimum distribution rules will reduce the amount available under the free withdrawal amount.
The following examples are provided to help you better understand how the surrender charges are assessed to premium payments with the Optional Value Endorsement.
Example 1: A Contract with the Optional Value Endorsement with a single premium of $100,000, no additional premium payments and there are no partial withdrawals taken. In this example, the $10,000 shown in the calculations below is the free withdrawal amount. The surrender charge amount for a full surrender of this Contract, in the applicable time period (the first column) is given in the second column of the table below.

Length of Time From Premium Payment to Full Surrender (Number of Years)	5-Year Value Endorsement Surrender Charge
Less than one	($100,000 - $10,000) * 7% = $6,300
1 – 2	($100,000 - $10,000) * 6% = $5,400
2 – 3	($100,000 - $10,000) * 5% = $4,500
3 – 4	($100,000 - $10,000) * 4% = $3,600
4 – 5	($100,000 - $10,000) * 3% = $2,700
5+	($100,000 - $10,000) * 0% = $0

LiveWell Variable Annuity

Length of Time From Premium Payment to Full Surrender (Number of Years)	6-Year Value Endorsement Surrender Charge
Less than one	($100,000 - $10,000) * 7% = $6,300
1 – 2	($100,000 - $10,000) * 6% = $5,400
2 – 3	($100,000 - $10,000) * 5% = $4,500
3 – 4	($100,000 - $10,000) * 4% = $3,600
4 – 5	($100,000 - $10,000) * 3% = $2,700
5 – 6	($100,000 - $10,000) * 2% = $1,800
6 +	($100,000 - $10,000) * 0% = $0

Length of Time From Premium Payment to Full Surrender (Number of Years)	7-Year Value Endorsement Surrender Charge
Less than one	($100,000 - $10,000) * 8% = $7,200
1 – 2	($100,000 - $10,000) * 7% = $6,300
2 – 3	($100,000 - $10,000) * 6% = $5,400
3 – 4	($100,000 - $10,000) * 5% = $4,500
4 – 5	($100,000 - $10,000) * 4% = $3,600
5 – 6	($100,000 - $10,000) * 3% = $2,700
6 – 7	($100,000 - $10,000) * 2% = $1,800
7 +	($100,000 - $10,000) * 0% = $0
Please note that these surrender charges apply even if the accumulation value has declined to less than premium of $100,000 due to poor investment performance (and fees and expenses), since the charge is a percentage of the premium deemed withdrawn, not a percentage of the accumulation value withdrawn.
Example 2: A Contract with the Optional Value Endorsement with an initial premium of $100,000. An additional premium of $50,000 is made on the 3rd Contract anniversary. If there are no additional premiums beyond the two premiums stated, and there are no partial withdrawals taken, then the surrender charge amount for a full surrender of this Contract, in the applicable time period (the first column), is given in the second column of the table below.

Length of Time From Contract Issue to Full Surrender (Number of Years)	5-Year Value Endorsement Surrender Charge
Less than one	($100,000 - $10,000) * 7% = $6,300
1 – 2	($100,000 - $10,000) * 6% = $5,400
2 – 3	($100,000 - $10,000) * 5% = $4,500
3 – 4	($100,000 - $15,000) * 4% + ($50,000 - $0) * 7% = $6,900
4 – 5	($100,000 - $15,000) * 3% + ($50,000 - $0) * 6% = $5,550
5 – 6	($100,000) * 0% + ($50,000 - $5,000) * 5% = $2,250
6 – 7	($100,000) * 0% + ($50,000 - $5,000) * 4% = $2,000
7 – 8	($100,000) * 0% + ($50,000 - $5,000) * 3% = $1,500
8+	($100,000) * 0% + ($50,000) * 0% = $0

LiveWell Variable Annuity

Length of Time From Contract Issue to Full Surrender (Number of Years)	6-Year Value Endorsement Surrender Charge
Less than one	($100,000 - $10,000) * 7% = $6,300
1 – 2	($100,000 - $10,000) * 6% = $5,400
2 – 3	($100,000 - $10,000) * 5% = $4,500
3 – 4	($100,000 - $15,000) * 4% + ($50,000 - $0) * 7% = $6,900
4 – 5	($100,000 - $15,000) * 3% + ($50,000 - $0) * 6% = $5,550
5 – 6	($100,000 - $15,000) * 2% + ($50,000 - $0) * 5% = $4,200
6 – 7	($100,000) * 0% + ($50,000 - $5,000) * 4% = $1,800
7 – 8	($100,000) * 0% + ($50,000 - $5,000) * 3% = $1,350
8 – 9	($100,000) * 0% + ($50,000 - $5,000) * 2% = $900
9+	($100,000) * 0% + ($50,000) * 0% = $0

Length of Time From Contract Issue to Full Surrender (Number of Years)	7-Year Value Endorsement Surrender Charge
Less than one	($100,000 - $10,000) * 8% = $7,200
1 – 2	($100,000 - $10,000) * 7% = $6,300
2 – 3	($100,000 - $10,000) * 6% = $5,400
3 – 4	($100,000 - $15,000) * 5% + ($50,000 - $0) * 8% = $8,250
4 – 5	($100,000 - $15,000) * 4% + ($50,000 - $0) * 7% = $6,900
5 – 6	($100,000 - $15,000) * 3% + ($50,000 - $0) * 6% = $5,550
6 – 7	($100,000 - $15,000) * 2% + ($50,000 - $0) * 5% = $4,200
7 – 8	($100,000) * 0% + ($50,000 - $5,000) * 4% = $1,800
8 – 9	($100,000) * 0% + ($50,000 - $5,000) * 3% = $1,350
9 – 10	($100,000) * 0% + ($50,000 - $5,000) * 2% = $900
10+	($100,000) * 0% + ($50,000) * 0% = $0
Free Withdrawal Amount
Even if you elect an Optional Value Endorsement you may withdraw up to 10% of your remaining premiums (premiums paid less partial withdrawals on a dollar for dollar basis) each Contract year without incurring a surrender charge. We will allow the free withdrawal amount to be taken in multiple withdrawals each Contract year. The free withdrawal amount is determined at the beginning of each Contract year on the Contract anniversary. If the free withdrawal amount is not withdrawn or if less than 10% is withdrawn, the amount not taken during the Contract year will not be carried over to subsequent years. A withdrawal may have Federal income tax consequences that can include income tax penalties and tax withholding. See “FEDERAL TAX STATUS” section.
Amounts withdrawn under the Contract to comply with IRS minimum distribution rules and paid under a life expectancy option will not be subject to a surrender charge. The free withdrawal provision pertaining to the IRS minimum distribution will be calculated solely on the accumulation value of this Contract. Amounts withdrawn to comply with IRS minimum distribution rules will reduce the amount available under the free withdrawal amount.

If the total withdrawals exceed the free withdrawal amount, then surrender charges are applied on the withdrawal amount in excess of the free withdrawal amount. Before taking a withdrawal, you should consult a tax advisor to consider the tax consequences of a withdrawal on your variable annuity contract. See “FEDERAL TAX STATUS” section.
FEDERAL TAX STATUS
INTRODUCTION
NOTE: We have prepared the following information on federal income taxes as a general discussion of the subject. It is not intended as tax advice to any individual. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under the Contract. You should consult your own tax advisor about your own circumstances. We have included an additional discussion regarding taxes in the SAI.

LiveWell Variable Annuity

ANNUITY CONTRACTS IN GENERAL
Deferred annuities are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code for annuities.
Simply stated, these rules provide that generally you will not be taxed on the gain, if any, on the money held in your annuity contract until you take the money out. This is referred to as tax deferral. There are different rules as to how you will be taxed depending on how you take the money out and the type of Contract – qualified or nonqualified (discussed below).
You will generally not be taxed on increases in the value of your Contract until a distribution occurs – either as a surrender or as annuity payments.
When a non-natural person (e.g., corporation or certain other entities other than tax-qualified trusts) owns a Non-Qualified Contract, the contract will generally not be treated as an annuity for tax purposes and any increase in the excess of the account value over the investment in the Contract during the taxable year must generally be included in income. There are some exceptions to this rule and a prospective owner who is not a natural person should discuss these with a tax advisor.
Qualified and Non-Qualified Contracts
If you invest in a variable annuity as part of an individual retirement plan, your annuity is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract. The tax rules applicable to qualified contracts vary according to the type of retirement plan and the terms and conditions of the plan.
Qualified contracts are issued in connection with the plans listed below. There is additional information about qualified contracts in the SAI.
•    Individual Retirement Annuity (IRA): A traditional IRA allows individuals to make contributions, which may be deductible, to the annuity. Distributions from an IRA are generally subject to tax and, if made before age 59 1⁄2, may be subject to a 10% penalty tax.
•    Roth IRAs, as described in Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax. The owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1⁄2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

Distributions that are rolled over to another IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. An individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions of an IRA to a Roth IRA.
Minimum Distribution Rules and Eligible Rollover Distributions
Qualified contracts have minimum distribution rules that govern the timing and amount of distributions. If you are attempting to satisfy these rules before the maturity date, the value of any enhanced death benefit may need to be included in calculating the amount required to be distributed. Consult with and rely upon your tax advisor. In addition, the income for a specified period option may not always satisfy minimum required distribution rules. Consult with and rely upon your tax advisor before electing this option. Please refer to the SAI for detailed information on when distributions must begin from qualified contracts and how death benefit proceeds must be distributed.
Diversification and Distribution Requirements
The Internal Revenue Code provides that the underlying investments for a nonqualified variable annuity must satisfy certain diversification requirements in order to be treated as an annuity. The annuity must also meet certain distribution requirements at the death of an owner (or the annuitant if the owner is a non-natural person) in order to be treated as an annuity contract. These diversification and distribution requirements are discussed in the SAI. Midland National may modify the contract to attempt to maintain favorable tax treatment.
Owner Control
In certain circumstances, a variable contract owner may be considered the owner of the assets of a segregated account, such as the separate account, if the IRS deems the owner to possess “ownership” in those assets, such as the ability to exercise investment control over the assets. If the contract owner is deemed to have “investor control” over the underlying investment options, then the

LiveWell Variable Annuity

contract owner will be taxed currently on income and recognized gains under the Contract. The IRS has issued Revenue Ruling 2003-91 providing a safe harbor when the facts of the ruling are present. The ruling goes on to state that whether a contract owner has sufficient investor control over the assets depends on the facts and circumstances. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment. However, there is no assurance that such modifications would be successful.
Surrenders and Partial Withdrawals
If you make a partial withdrawal from a Non-Qualified Contract before the annuity commencement date, the Internal Revenue Code treats that surrender as first coming from gain and then from your premium payments. When you make a partial withdrawal, you are taxed on the amount of the surrender that is gain. If you make a full surrender, you are generally taxed on the amount that your surrender proceeds exceed the “investment in the contract,” which is generally your premiums paid (adjusted for any prior partial withdrawals that came out of the premiums). Different rules apply for annuity payments. See “Annuity Payments” below.
In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the contract” to the individual’s total account balance or accrued benefit under the retirement plan. The “investment in the contract” generally equals the amount of your non-deductible premium payments. In many cases, the “investment in the contract” under a Qualified Contract is zero.
The Internal Revenue Code also provides that surrendered gain may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includable in income. Some surrenders will be exempt from the penalty. In general, in the case of a distribution from a Non-Qualified Contract, this includes any amount:
•    paid on or after the taxpayer reaches age 59 1⁄2;
•    paid after an owner dies;
•    paid if the taxpayer becomes totally disabled (as that term is defined in the Internal Revenue Code);

•    paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;
•    paid under an immediate annuity; or
•    which come from premium payments made prior to August 14, 1982.
Special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult your tax adviser with regard to exceptions from the penalty tax.
Multiple Contracts
All nonqualified annuity contracts that are issued by Midland National (or its affiliates) to the same owner during any calendar year are treated as one annuity for purposes of determining the amount includable in the owner’s income when a taxable distribution occurs.
Withholding
Distributions from Qualified and Non-Qualified Contracts are generally subject to withholding for your federal income tax liability. The withholding rate varies according to the type of distribution and your tax status except with respect to eligible rollover distributions, as described above. You will be provided the opportunity to elect not to have tax withheld from distributions when allowed by law.
Annuity Payments
Although the tax consequences may vary depending on the annuity payment option you select, in general, for Non-Qualified and certain Qualified Contracts, only a portion of the annuity payments you receive will be includable in your gross income.
In general, the excludable portion of each annuity payment you receive will be determined by dividing the “investment in the contract” on the maturity date by the total expected value of the annuity payments for the term of the payments. This is the percentage of each annuity payment that is excludable.
The remainder of each annuity payment is includable in gross income. Once the “investment in the contract” has been fully recovered, the full amount of any additional annuity payments is includable in gross income.
If, after annuitization, annuity payments stop because an annuitant has died, the excess (if any) of the “investment in the contract” is generally allowable as a deduction for your last taxable year.
If the owner dies on or after the maturity date, then any remaining guaranteed amounts, other than the amount payable to, or for the benefit of, the owner’s surviving spouse, must be paid at least as rapidly as the benefits were being paid at the time of the owner’s

LiveWell Variable Annuity

death. If an owner dies prior to the maturity date, then the death benefit must be paid within 5 years of the owner’s death (other than amounts payable to, or for the benefit of, the surviving spouse of the owner). For joint owners the death benefit is paid upon the first death. Such distribution rules apply to Non-Qualified Contracts. Other rules relating to distributions at death apply to Qualified Contracts. State premium taxes may also be deducted from all death benefit proceeds. See “Death Benefit” section for more information.
Partial Annuitization
If part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract are intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.
Investment Income Surtax
Distributions from non-qualified annuity contracts will be considered “investment income” for purposes of the investment income tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.

Definition of Spouse under Federal Law
The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax advisor for more information on this subject.
Annuity Contracts Purchased by Nonresident Aliens and Foreign Corporations
The discussion above provided general information regarding U.S. federal income tax consequences to annuity owners that are U.S. persons. Taxable distributions made to owners who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. In addition, such distributions may be subject to state and/or municipal taxes and taxes that may be imposed by the owner’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective foreign owners are advised to consult with a qualified tax advisor regarding U.S., state, and foreign taxation for any annuity contract purchase.
Taxation of Death Benefit Proceeds
Amounts may be distributed from the Contract because of the death of the annuitant (only if the owner is a non-natural person) or an owner. Generally, such amounts should be includable in the income of the recipient:
•    if distributed in a lump sum, these amounts are taxed in the same manner as a full surrender; or
•    if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.
Transfers, Assignments or Exchange of Contracts
A transfer of ownership or absolute assignment of a Contract, the designation of an annuitant or payee or other beneficiary who is not also the owner, the selection of certain maturity dates, or a change of annuitant, may result in certain income or gift tax consequences to the owner that are beyond the scope of this discussion. An owner contemplating any such transfer, assignment, selection, or change should contact a competent tax advisor with respect to the potential tax effects of such a transaction.
Transfers of Non-Qualified Contracts for less than full and adequate consideration by the owner at the time of such transfer, will trigger taxable income on the gain in the Contract, with the transferee getting a step-up in basis for the amount included in the owner’s income. This provision does not apply to transfers between spouses or transfers incident to a divorce.
Possible Tax Law Changes
Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. You should consult a tax advisor with respect to legal developments and their effect on the Contract.

LiveWell Variable Annuity

Federal Estate, Gift and Generation-Skipping Transfer Taxes
While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult with and rely on an estate planning advisor for more information.
Under certain circumstances, the Code may impose a generation-skipping transfer (“GST”) tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Annuity Purchases by Residents of Puerto Rico
The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.
Foreign Tax Credits
We may benefit from any foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions to the extent permitted under Federal tax law.
MATURITY DATE
The maturity date is the date on which income payments will begin under the annuity option you have selected. The earliest possible maturity date under the Contract is the first Contract anniversary at which time you may annuitize your full accumulation value (less any state premium taxes). The maximum maturity date is the Contract anniversary immediately following the annuitant’s 115th birthday. You may change the maturity date to an earlier Contract anniversary by sending written notice to our Customer Service Center. We must receive your written notice at least 30 days prior to the original maturity date. The selection of a maturity date at the annuitant’s advanced age could have tax consequences so you should consult a tax adviser. An investor cannot withdraw any Contract value amounts after the annuity commencement date.
If you have not previously specified otherwise and have not elected certain systematic withdrawal options, then on the maturity date you may:
1. take the accumulation value, less any state premium tax and any surrender charge, in one lump sum, or
2. convert the accumulation value, less any state premium tax and any surrender charge, into an annuity payable to the payee under one of the payment options as described below.
Electing an Annuity Payment Option
You may apply the proceeds of a surrender to affect an annuity payment option. Unless you choose otherwise, on the maturity date your accumulation value (less any state premium taxes and any surrender charge) will be applied to a 10 year certain and life fixed annuity payment option. The first monthly annuity payment will be made within one month after the maturity date.
Only fixed payment options are available. Variable payment options are not available under this Contract. Fixed payment options are obligations of the insurer’s general account and are subject to the insurer’s claims-paying ability.
Currently, the payment options are only available if the proceeds applied are $2,000 or more and the annual payment is more than $240. We reserve the right to change the payment frequency so that payments are at least $100.
The annuitant’s actual age will affect each payment amount for annuity payment options involving life income. The amount of each annuity payment to older annuitants will be greater than for younger annuitants because payments to older annuitants are expected to be fewer in number. For annuity payment options that do not involve life payment, the length of the payment period will affect the amount of each payment. With a shorter period, the amount of each annuity payment will be greater. Payments that occur more frequently will be smaller than those occurring less frequently.
The payee or any other person who is entitled to receive payments may name a beneficiary to receive any amount that we would otherwise pay to that person’s estate if that person died. The person who is entitled to receive payment may change the beneficiary at any time.

LiveWell Variable Annuity

Annuity payment options will be subject to our rules at the time of selection. We must approve any arrangements that involve a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary or an assignee. Also, the details of all arrangements will be subject to our rules at the time the arrangements take effect. This includes:

•    rules on the minimum amount we will pay under an option;
•    minimum amounts for installment payments, surrender or commutation rights (your rights to receive payments over time, for which we may offer you a lump sum payment);
•    the naming of people who are entitled to receive payment and their beneficiaries; and
•    the ways of proving age, gender, and survival.
You must elect the payment option at least 30 days before the maturity date.
If your Contract is a Qualified Contract, payment options without a life contingency may not satisfy minimum required distribution rules. Consult a tax advisor before electing such an option.
Fixed Payment Options
Payments under the fixed options are not affected by the investment experience of any investment option. The accumulation value (less any state premium taxes and any surrender charge) as of the maturity date will be applied to the fixed option selected. We guarantee interest under the fixed options at a rate of 1.00% a year. We may also credit interest under the fixed payment options at a rate that is above the 1.00% guaranteed rate (this is at our complete discretion). Thereafter, interest or payments are fixed according to the annuity option chosen.
Payment Options
The following four payout options are available:
1.    Income for Specified Period: We pay installments for a specified period of 5 to 20 years. We will pay the amount applied in equal installments plus applicable interest (excess interest may be paid at our discretion). This option may not satisfy required minimum distribution rules for qualified contracts. Consult a tax advisor before electing this option under a qualified contract. However, by current company practice we may offer other options.
2.    Income for a Specified Amount: We pay income of the specified amount until the principal and interest are exhausted. The specified amount is subject to the limitation that principal and interest must be payable for at least 5 years and must be exhausted at the end of 20 years.
3.    Payment of Life Income: We will pay monthly income for life. You may choose from 1 of 2 ways to receive the income:
a.    Life Annuity: We will pay monthly income for life. With a life annuity payment option, payments will only be made as long as the annuitant is alive. Therefore, if the annuitant dies after the first payment, then only one payment will be made.
b.    Life Annuity With Certain Period: We will pay equal monthly payments for either 120 or 240 guaranteed payments, and then for as long as the annuitant is living thereafter. The period certain options are 10 and 20 years. However, by current company practice we may offer other options.
4.    Joint and Survivor Income: We will make monthly payments until the last surviving payee’s death. Therefore, if both payees die after the first payment, then only one payment will be made. The annuitant must be at least 50 years old and the beneficiary/payee must be at least 45 years old at the time of the first monthly payment.
ADDITIONAL INFORMATION
MIDLAND NATIONAL LIFE INSURANCE COMPANY
We are Midland National Life Insurance Company, a stock life insurance company. Our Principal Office address is:
Midland National Life Insurance Company
8300 Mills Civic Parkway
West Des Moines, IA 50266
Phone: (877) 586-0240 (toll-free)

Please note all inquiries, correspondence and premium payments should be sent to our Customer Service Center.

LiveWell Variable Annuity

Our Financial Condition
As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all of the contractual obligations of our general account to our owners. We monitor our reserves so that we hold sufficient amounts to cover actual or expected contract and claims payments. It is important to note, however, that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets, as well as the loss in market value of those investments. We may also experience liquidity risk if our General Account assets cannot be readily converted into cash to meet obligations to our owners or to provide collateral necessary to finance our business operations.
We encourage both existing and prospective owners to read and understand our financial statements, which are included in the Statement of Additional Information (“SAI”). You can obtain a free copy of the SAI by writing to us at our Customer Service Center, calling us at (866) 747-3421, or faxing us at (866) 511-7038. The overnight mailing address is Midland National 8300 Mills Civic Parkway, West Des Moines, Iowa, 50266-3833.
PORTFOLIO VOTING RIGHTS
We invest the assets of our separate account investment options in shares of the portfolios. Midland National is the legal owner of the shares and has the right to vote on certain matters. Among other things, we may vote:
•    to elect the Funds’ or Trust’s Board of Directors/Trustees,
•    to ratify the selection of independent auditors for the portfolios,
•    on any other matters described in the portfolios’ current prospectuses or requiring a vote by shareholders under the Investment Company Act of 1940, and
•    in some cases, to change the investment objectives and contracts.
Even though we own the shares, we may give you the opportunity to tell us how to vote the number of shares that are allocated to your Contract.
The funds companies will determine if and how often shareholder meetings are held. As we receive notice of these meetings, we will ask for your voting instructions. The portfolios are not required to and generally do not hold a meeting in any given year.
If we do not receive instructions in time from all owners, then we currently intend to vote those shares in the same proportion as we vote shares for which we have received instructions in that portfolio. We currently intend to vote any portfolio shares that we alone are entitled to vote in the same proportions that owners vote. The effect of this proportional voting is that a small number of owners may control the outcome of a vote. If the federal securities laws or regulations or interpretations of them change so that we are permitted to vote shares of the portfolio in our own right or to restrict owner voting, then we may do so.
HOW WE DETERMINE YOUR VOTING SHARES
You may participate in voting only on matters concerning the portfolios in which your accumulation value has been invested. We determine your voting shares in each investment option by dividing the amount of your accumulation value allocated to that investment option by the net asset value of one share of the corresponding portfolio. This is determined as of the record date set by the Fund’s/Trust’s Board of Directors/Trustees for the shareholders meeting.
If you have a voting interest, then we will provide you proxy material and a form for giving us voting instructions. In certain cases, we may disregard instructions relating to changes in the portfolio’s adviser or the investment adviser contracts of the portfolios.

VOTING PRIVILEGES OF PARTICIPANTS IN OTHER COMPANIES
Other insurance companies own shares in the portfolios to support their variable life insurance and variable annuity products. We do not foresee any disadvantage to this. Nevertheless, each Fund’s/Trust’s Board of Directors/Trustees will monitor events to identify conflicts that may arise and determine appropriate action. If we disagree with any portfolio action, then we will see that appropriate action is taken to protect our owners. If we ever believe that any of the portfolios are so large as to materially impair its investment performance, then we will examine other investment options.
OUR REPORTS TO OWNERS
We send you a quarterly report within 31 days after the end of each calendar quarter showing the Contract accumulation value, surrender value, and the death benefit as of the end of the calendar quarter. The report will also show the allocation of your accumulation value and reflects amounts deducted from or added to the accumulation value since the last report.

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Confirmation notices will be sent to you for premiums, partial withdrawals, surrenders, transfers of amounts between investment options and certain other financial transactions within 5 business days of processing.
You have 30 days to notify our Customer Service Center of any errors or discrepancies. You must notify us of any errors within 30 days of the reporting. We will review and potentially correct any errors. In the absence of such notice, you shall be deemed to have accepted the reported transaction(s) and relieved us of any related claim or liability.
We also currently intend to send you semi-annual reports with financial information on the portfolios.
CONTRACT PERIODS, ANNIVERSARIES
We measure Contract years, Contract months, Contract quarters, and Contract anniversaries from the issue date shown on your Contract’s information page. Each Contract month, Contract quarter and Contract year begins on the same day in each month, quarter and year respectively. For this purpose, if that date is not a calendar date in every month, then we look forward to the first day of the next calendar month.
DIVIDENDS
We do not pay any dividends on the variable annuity Contract described in this prospectus.
CHANGE OF ADDRESS NOTIFICATION
To protect you from fraud and theft, we may verify any changes in address you request by sending a confirmation of the change to both your old and new addresses. We may also call you to verify the change of address.
MODIFICATION TO YOUR CONTRACT
Upon notice to you, we may modify your Contract to:
(a) permit the Contract or the separate account to comply with any applicable law or regulation issued by a government agency;
(b) assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or variable annuity contracts;
(c) reflect a change in the operation of the separate account; or
(d) provide additional investment options.
In the event of such modifications, we will make an appropriate endorsement to the Contract.

YOUR BENEFICIARY
You name your beneficiary in your Contract application. The beneficiary is entitled to the death benefit of the Contract. A beneficiary is revocable unless otherwise stated in the beneficiary designation. You may change a revocable beneficiary during the owner’s lifetime. We must receive written notice (signed and dated) informing us of the change. Upon receipt and acceptance at our Customer Service Center, a change takes effect as of the date that the written notice is recorded by us. We will not be liable for any payment made before we receive and accept the written notice. If no primary beneficiary is living when the owner dies, the death benefit will be paid to the contingent beneficiary, if any. If no beneficiary is living when the owner dies, then we will pay the death benefit to the owner’s estate.
If the sole beneficiary is not the spouse, the surviving joint owner will be the designated primary beneficiary and any other beneficiaries on record will be treated as contingent beneficiaries.
ASSIGNING YOUR CONTRACT
You may assign your rights in a Non-Qualified Contract. You must send a copy of the assignment to our Customer Service Center. The assignment does not take effect until we accept and approve it. We reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the state insurance commissioner, to refuse assignments or transfers at any time on a non-discriminatory basis. We are not responsible for the validity of the assignment or for any payment we make or any action we take before we record notice of the assignment. An absolute assignment is a change of ownership. There may be tax consequences.
This Contract is not designed for resale, speculation, arbitrage, viatical settlements or any other type of collective investment scheme. This Contract may not be traded on any stock exchange or secondary market.

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WHEN WE PAY PROCEEDS FROM THIS CONTRACT
We will generally pay any death benefits, withdrawals, or surrenders within seven days after receiving the required form(s) in good order at our Customer Service Center.
We may delay payment or transfers for one or more of the following reasons:
•    We cannot determine the amount of the payment,
•    the New York Stock Exchange is closed,
•    trading in securities has been restricted by the SEC,
•    an emergency exists or if for any reason it is not reasonably practicable to dispose of or fairly value the securities held in an investment option,
•    The SEC by order permits us to delay payment to protect our owners, or
•    Your premium check(s) have not cleared your bank.
If, pursuant to SEC rules, any portfolio suspends payment of redemption proceeds including, in the case of a money market fund investment option, in connection with liquidation of the underlying portfolio or as a result of portfolio liquidity levels then we will delay payment of any transfer (including a transfer under a DCA program), partial withdrawal, surrender, or death benefit from the corresponding investment option until the suspension of redemptions is lifted or the portfolio pays redemption proceeds.
Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” an owner’s account. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, or continue making annuity payments. If a Contract or investment option is frozen, the applicable accumulation value would be moved to a special segregated interest bearing account and held in that account until we receive instructions from the appropriate federal regulator. We may also be required to provide information about you and your Contract to the government agencies and departments.

DISTRIBUTION OF THE CONTRACTS
We have entered into a distribution agreement with our affiliate, Sammons Financial Network, LLC (“Sammons Financial Network”) for the distribution and sale of the Contracts. Sammons Financial Network is a Delaware limited liability company and its principal office is located at 8300 Mills Civic Parkway, West Des Moines, IA 50266. Sammons Financial Network is an indirect wholly owned subsidiary of Sammons Enterprises, Inc., of Dallas, Texas, the ultimate parent company of Midland National Life Insurance Company. Sammons Financial Network may enter into written sales agreements with other broker-dealers (“selling firms”) for the sale of the Contracts. We pay commissions to Sammons Financial Network for sales of the Contracts.
Sales commissions may vary, but the maximum commission payable in the first year for contract sales with the optional value endorsement is up to 6.50%. If you do not elect an Optional Value Endorsement we will pay up to 1.00% of premium payments and a 1.00% trail commission is also paid starting in the second year of the Contract based on the accumulation value. Where lower commissions may be paid on premium payments, we may also pay trail commissions. We may also pay additional amounts and reimburse additional expenses of Sammons Financial Network based on various factors.
We also pay for Sammons Financial Network’s operating and other expenses, including the following sales expenses: sales representative training allowances; compensation and bonuses for the Sammons Financial Network’s management team; advertising expenses; and all other expenses of distributing the Contracts.
Sammons Financial Network pays selling firms all or a portion of the commissions received for their sales of the Contract. Registered representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with Sammons Financial Network.
Non-cash items that we and Sammons Financial Network may provide include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.
A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.
In addition to ordinary commissions, Sammons Financial Network operating and other expenses and non-cash items, we provide payments to certain third parties for training, product development, marketing and development efforts with selling firms, and other wholesaling and relationship management services.
We intend to recoup commissions and other sales expenses indirectly through the following fees and charges deducted under the Contract: (a) the mortality and expense risks charge; (b) asset based administration charges, and (c) payments, if any, received from

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the investment options, their distributors, service providers and/or managers. Commissions and other incentives or payments described above are not charged directly to you or the separate account but they are reflected in the fees and charges that you do pay directly or indirectly.
REGULATION
We are regulated and supervised by the Iowa Insurance Department. We are subject to the insurance laws and regulations in every jurisdiction where we sell insurance and annuity contracts. The provisions of this Contract may vary somewhat from jurisdiction to jurisdiction.
We submit annual reports on our operations and finances to insurance officials in all the jurisdictions where we sell insurance and annuity contracts. The officials are responsible for reviewing our reports to be sure that we are financially sound and are complying with the applicable laws and regulations. We are also subject to various federal securities laws and regulations.

LEGAL PROCEEDINGS
Midland National Life Insurance Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, Midland National Life Insurance Company believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the separate account, on the ability of Sammons Financial Network, LLC. to perform under its distribution agreement, or on the ability of the Company to meet its obligations under the Contract.

LiveWell Variable Annuity

APPENDIX A – PORTFOLIO COMPANIES AVAILABLE UNDER THE CONTRACT
The following is a list of investment options available under the Contract. More information about the investment options is available in the prospectuses for the investment options, which may be amended from time to time and can be found online at www.srslivewell.com/prospectus. You can also request this information at no cost by calling 866-747-3421or by sending an email request to SecuritiesPI@sfgmembers.com.

The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Type	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns (as of 12/31/22)
			1-Year Return	5-Year Return	10-Year Return
Asset Allocation	AB VPS Dynamic Asset Allocation B2,5 AllianceBernstein	1.07	-18.68	-0.1	3.07
Small Company	AB VPS Small Cap Growth B2,3 AllianceBernstein	1.15	-39.26	6.51	10.56
Growth	AB VPS Small/Mid Cap Value B AllianceBernstein	1.05	-15.82	3.62	9.06
Aggressive Growth	Alger Capital Appreciation S Alger	1.16	-36.69	7.15	11.6
Specialty - Natural Resources	ALPS/Alerian Energy Infrastructure III[2] ALPS	1.3	17.32	3.38
Growth and Income	ALPS/Red Rocks Global Opportunity III[2] ALPS	1.75	-28.91	3.32
Balanced	American Century VP Balanced II2 American Century Investments	1.06	-17.47	4.18	6.38
Growth and Income	American Century VP Discplnd Cor Val II American Century Investments	0.95	-12.83	6.59	10.37
Government Bond - Treasury	American Century VP Inflation Prot II American Century Investments	0.71	-13.08	1.38	0.67
Growth	American Century VP Mid Cap Value II American Century Investments	1	-1.38	6.61	10.84
Growth	American Century VP Ultra® II2 American Century Investments	0.91	-32.46	10.94	13.95
Growth	American Century VP Value II2 American Century Investments	0.86	0.31	7.68	10.41
Asset Allocation	American Funds IS® Asset Allocation 4 American Funds	0.8	-13.66	5.06	7.87
Balanced	American Funds IS® Global Balanced 4[4] American Funds	1.01	-14.73	3.13	5.12
Growth	American Funds IS® Capital Inc Builder®4[2] American Funds	0.77	-7.37	3.83
World Stock	American Funds IS® Capital Wld Gr&Inc 4 American Funds	0.92	-17.57	3.83	7.53
World Stock	American Funds IS® Global Growth 4 American Funds	1.06	-24.92	6.8	9.92
Small Company	American Funds IS® Global Small Cap 4 American Funds	1.15	-29.69	2.54	6.58
Growth	American Funds IS® Growth 4 American Funds	0.85	-30.11	10.86	13.38
Growth and Income	American Funds IS® Growth-Income 4 American Funds	0.79	-16.71	7.56	11.28
Foreign Stock	American Funds IS® International 4 American Funds	1.04	-21.02	-1.29	3.67
Foreign Stock	American Funds IS® Intl Gr And Inc 4[2] American Funds	1.03	-15.52	0.35	3.37
Growth	American Funds IS® New World 4[2] American Funds	1.07	-22.25	2.07	4.02

Corporate Bond - General	American Funds IS® The Bond Fd of Amer 4[4] American Funds	0.7	-12.75	0.51	1.12
Government Bond - General	American Funds IS® Ultra-Short Bond 4 American Funds	0.81	0.83	0.47	0.06
Corporate Bond - High Quality	American Funds IS® US Government Secs 4[2] American Funds	0.72	-11.2	0.37	0.7
Growth and Income	American Funds IS® Washington Mut Inv 4[2] American Funds	0.77	-8.69	6.84	11.08
Asset Allocation	BlackRock 60/40 Trgt Allc ETF VI III[2] BlackRock	0.63	-15.04	4.52
Growth	BlackRock Advantage Lg Cp Cor V.I. III[2,3] BlackRock	0.83	-20.16	8.22	11.56
Growth and Income	BlackRock Basic Value V.I. 3[2] BlackRock	0.99	-5.12	6.15	9.27
Growth	BlackRock Capital Appreciation V.I. III[3] BlackRock	1.05	-37.81	7.4	11.35
Equity-Income	BlackRock Equity Dividend V.I. III[2] BlackRock	0.91	-4.1	7.11	9.85
Asset Allocation	BlackRock Global Allocation V.I. III[2] BlackRock	1	-16.07	3.25	4.8
Growth	BlackRock Large Cap Focus Gr V.I. III[2] BlackRock	1.02	-38.25	7.24	11.89
Growth and Income	Calvert VP S&P 500 Index[2,3] Calvert Research and Management	0.28	-18.34	9.12	12.2
Balanced	Calvert VP SRI Balanced F Calvert Research and Management	0.88	-15.47	6.13	7.26
Growth	Calvert VP SRI Mid Cap Calvert Research and Management	0.96	-19.49	5.47	7.82
Growth	ClearBridge Variable Aggressive Gr II3 Franklin Templeton Investments	1.08	-26.59	1.64	8.22
Equity-Income	ClearBridge Variable Dividend Strat II Franklin Templeton Investments	0.99	-8.23	9.29	11.25
Growth	ClearBridge Variable Large Cap Growth II Franklin Templeton Investments	0.99	-32.42	7.12	12.49
Growth	ClearBridge Variable Mid Cap II Franklin Templeton Investments	1.07	-25.5	4.95	8.95
Small Company	ClearBridge Variable Small Cap Growth II Franklin Templeton Investments	1.05	-29.01	8.28	10.95
Growth and Income	Columbia VP Contrarian Core 2[2] Columbia Threadneedle	0.93	-18.85	8.17	11.84
Equity-Income	Columbia VP Dividend Opportunity 2[2] Columbia Threadneedle	0.96	-1.39	7.82	9.79
Diversified Emerging Markets	Columbia VP Emerging Markets 2[2] Columbia Threadneedle	1.37	-33.07	-3.27	1.29
Diversified Emerging Markets	Columbia VP Emerging Markets Bond 2 Columbia Threadneedle	1.01	-16.16	-1.87	0.43
Corporate Bond - High Yield	Columbia VP High Yield Bond 2[2] Columbia Threadneedle	0.91	-10.78	2.14	3.61
Growth	Columbia VP Select Large Cap Value 2 Columbia Threadneedle	0.93	-2.06	7.84	11.83
Growth	Columbia VP Select Mid Cap Value 2[4] Columbia Threadneedle	1.08	-9.66	7.74	10.6
Specialty - Technology	Columbia VP Seligman Global Tech 2[2] Columbia Threadneedle	1.23	-31.86	14.35	18.39
Growth	Columbia VP Small Cap Value 2[4] Columbia Threadneedle	1.22	-8.97	4.74	9.45
Multisector Bond	Columbia VP Strategic Income 2[2] Columbia Threadneedle	0.93	-11.52	0.98	2.1
Government Bond - Mortgage	Columbia VP US Government Mortgage 2 Columbia Threadneedle	0.7	-14.32	-0.81	0.59

Growth and Income	Delaware Ivy VIP Asset Strategy II2,3 Delaware Funds by Macquarie	0.87	-14.71	4.32	4.46
Balanced	Delaware Ivy VIP Balanced II3 Delaware Funds by Macquarie	1	-16.1	5.57	7.05
Specialty - Natural Resources	Delaware Ivy VIP Energy II3 Delaware Funds by Macquarie	1.22	50.41	-1.66	-0.39
Foreign Stock	Delaware Ivy VIP Global Growth II2,3 Delaware Funds by Macquarie	1.13	-17.49	6.72	7.6
Growth	Delaware Ivy VIP Growth II3 Delaware Funds by Macquarie	0.99	-27.24	11.53	13.96
Corporate Bond - High Yield	Delaware Ivy VIP High Income II3 Delaware Funds by Macquarie	0.95	-11.12	1.7	3.56
Foreign Stock	Delaware Ivy VIP International Cor Eq II3 Delaware Funds by Macquarie	1.16	-14.32	0.45	4.8
Growth	Delaware Ivy VIP Mid Cap Growth II2,3 Delaware Funds by Macquarie	1.1	-30.78	10.59	11.39
Specialty - Natural Resources	Delaware Ivy VIP Natural Resources II3 Delaware Funds by Macquarie	1.21	17.72	1.98	0.23
Specialty - Technology	Delaware Ivy VIP Science and Tech II3 Delaware Funds by Macquarie	1.14	-31.83	8.53	12.18
Small Company	Delaware Ivy VIP Small Cap Growth II3 Delaware Funds by Macquarie	1.14	-26.83	4.38	8.83
Growth	Delaware Ivy VIP Smid Cap Core II3 Delaware Funds by Macquarie	1.17	-14.84	4.14	9.25
Growth	Delaware VIP Global Value Equity II3 Delaware Funds by Macquarie	1.01	-11.32	3.08	7.21
World Stock	Delaware VIP International Ser Std[2,3] Delaware Funds by Macquarie	0.86	-17.33	0.76	4.12
Growth	Delaware VIP Opp Ser Standard[3] Delaware Funds by Macquarie	0.83	-13.68	5.33	9.38
Growth	Delaware VIP Total Return Ser Std[3] Delaware Funds by Macquarie	0.83	-10.56	2.89	5.3
Equity-Income	Donoghue Forlines Dividend VIT 1[3] Donoghue Forlines LLC	2	-10.35	-0.64	2.89
Asset Allocation	DWS Alternative Asset Allocation VIP B DWS	1.26	-7.74	2.5	2.14
Growth	DWS CROCI US VIP B3 DWS	0.97	-15.67	1.99	5.59
Growth	DWS Equity 500 Index VIP B2 DWS	0.64	-18.62	8.75	11.9
Small Company	DWS Global Small Cap VIP B3 DWS	1.09	-24.22	-0.51	4.46
Corporate Bond - High Yield	DWS High Income VIP B DWS	1.1	-9.38	2.21	3.37
Small Company	DWS Small Cap Index VIP B DWS	0.68	-20.89	3.54	8.46
Growth	DWS Small Mid Cap Value VIP B2,3 DWS	1.2	-16.14	1.77	6.84
Income	Eaton Vance VT Floating-Rate Inc Init Eaton Vance	1.18	-2.71	1.93	2.52
Corporate Bond - High Yield	Federated Hermes High Income Bond II S2 Federated	1.07	-11.92	1.35	3.33
Growth	Federated Hermes Kaufmann II S Federated	1.75	-30.26	4.85	10.53
Growth and Income	Federated Hermes Managed Volatility II S Federated	1.21	-14	2.32	5.12
Growth	Fidelity® VIP Contrafund Service 2 Fidelity Investments	0.85	-26.49	8.39	11.15
Diversified Emerging Markets	Fidelity® VIP Emerging Markets Service 2 Fidelity Investments	1.16	-20.37	1.46	4.35

Specialty - Natural Resources	Fidelity® VIP Energy Service 2[4] Fidelity Investments	0.9	62.87	6.94	4.54
Growth and Income	Fidelity® VIP FundsManager 50% Service 2[2] Fidelity Investments	0.85	-14.04	3.68	5.53
Growth and Income	Fidelity® VIP FundsManager 70% Service 2[2] Fidelity Investments	0.93	-15.79	4.79	7.28
Growth and Income	Fidelity® VIP FundsManager 85% Service 2[2] Fidelity Investments	0.97	-17.19	5.55	8.61
Money Mkt - Government	Fidelity® VIP Government MMKT Service 2[1] Fidelity Investments	0.48	1.28	0.94	0.52
Growth	Fidelity® VIP Growth Opportunities Svc 2 Fidelity Investments	0.88	-38.32	12.8	14.81
Growth and Income	Fidelity® VIP High Income Service 2[3] Fidelity Investments	0.92	-11.67	0.86	2.71
Foreign Stock	Fidelity® VIP Intl Capital Apprec Svc 2 Fidelity Investments	1.07	-26.57	3.03	6.98
Corporate Bond - General	Fidelity® VIP Investment Grade Bd Svc 2 Fidelity Investments	0.64	-13.21	0.38	1.28
Growth	Fidelity® VIP Mid Cap Service 2 Fidelity Investments	0.86	-14.97	5.68	9.69
Foreign Stock	Fidelity® VIP Overseas Service 2[3] Fidelity Investments	1.02	-24.68	2.35	5.48
Specialty - Real Estate	Fidelity® VIP Real Estate Service 2 Fidelity Investments	0.89	-27.69	1.45	4.85
Multisector Bond	Fidelity® VIP Strategic Income Service 2 Fidelity Investments	0.91	-11.52	1.09	2.2
Growth	Fidelity® VIP Value Strategies Service 2[3] Fidelity Investments	0.88	-7.35	8.1	9.94
Growth	Franklin DynaTech VIP Fund - Class 2 Franklin Templeton Investments	0.92	-39.96	6.45	9.88
Specialty - Real Estate	Franklin Global Real Estate VIP 2[4] Franklin Templeton Investments	1.25	-26.06	0.24	2.89
Growth and Income	Franklin Income VIP 2 Franklin Templeton Investments	0.72	-5.47	4.3	5.51
Growth and Income	Franklin Multi-Asst Dyn Mlt-Strat VIT II3 Franklin Templeton Investments	1.27
World Stock	Franklin Mutual Global Discovery VIP 2[3] Franklin Templeton Investments	1.23	-4.75	3.66	6.6
Growth	Franklin Mutual Shares VIP 2[3] Franklin Templeton Investments	0.98	-7.43	3.15	6.73
Growth and Income	Franklin Rising Dividends VIP 2 Franklin Templeton Investments	0.88	-10.57	10.04	11.86
Asset Allocation	Franklin VolSmart Allocation VIP 2[4] Franklin Templeton Investments	1.02	-12.13	5.78
Small Company	Guggenheim Var Ser Q (Small Cap Value) Guggenheim Investments	1.13	-3.74	5.19	7.85
Growth and Income	Guggenheim VT Global Mgd Futures Strat Guggenheim Investments	1.77	11.28	2.54	1.75
Growth	Guggenheim VT Long Short Equity Guggenheim Investments	1.6	-14.39	0.43	3.74
Growth	Guggenheim VT Multi-Hedge Strategies[2] Guggenheim Investments	2.02	-3.4	2.25	2.25
Foreign Stock	Invesco Oppenheimer VI Intl Gr II2 Invesco	1.25	-27.16	-0.01	3.99
Growth	Invesco V.I. Discovery Mid Cap Growth II Invesco	1.08	-31.13	8.37	11.55
Small Company	Invesco V.I. Main Street Small Cap II Invesco	1.09	-16.04	6.74	10.6
Asset Allocation	Invesco VI Balanced-Risk Allocation II2 Invesco	1.13	-14.52	1.94	3.29

Income	Invesco VI Core Plus Bond II2 Invesco	0.87	-14.68	-0.04	1.87
Equity-Income	Invesco VI Diversified Dividend II Invesco	0.93	-1.92	5.97	9.53
Growth and Income	Invesco VI Equally Wtd S&P 500 II Invesco	0.6	-12.06	8.51	11.69
Equity-Income	Invesco VI Equity and Income II Invesco	0.8	-7.71	5.35	8.12
World Stock	Invesco VI Global II Invesco	1.03	-31.94	2.59	7.59
Growth	Invesco VI Main Street II Invesco	1.04	-20.31	6.89	10.49
Small Company	Invesco VI Small Cap Equity II Invesco	1.2	-20.73	5.27	8.05
Balanced	Janus Henderson VIT Balanced Svc Janus Henderson	0.86	-16.62	6.42	8.16
Growth	Janus Henderson VIT Enterprise Svc Janus Henderson	0.96	-16.15	9.35	13.1
Income	Janus Henderson VIT Flexible Bond Svc[2] Janus Henderson	0.82	-13.9	0.25	1.1
Specialty - Technology	Janus Henderson VIT Glb Tech&Innvt Svc Janus Henderson	0.97	-37.12	10.28	15.34
World Stock	Janus Henderson VIT Global Rsrch Svc Janus Henderson	1.02	-19.61	6.29	8.88
Growth	Janus Henderson VIT Mid Cap Value Svc Janus Henderson	0.92	-5.77	4.49	8.25
Foreign Stock	Janus Henderson VIT Overseas Svc Janus Henderson	1.12	-8.84	5.2	3.72
Growth	Janus Henderson VIT Research Svc[3] Janus Henderson	0.85	-30.06	7.9	11.16
Specialty - Financial	JHVIT Financial Industries II2 John Hancock	1.09	-13.83	5.01	9.17
Growth	JHVIT Fundamental All Cap Core II3 John Hancock	0.95	-24.43	8.04	12.08
Growth and Income	JHVIT Select Bond II2 John Hancock	0.84	-14.38	-0.14	0.92
Multisector Bond	JHVIT Strategic Income Opportunities II2 John Hancock	0.95	-10.3	0.53	2.23
Asset Allocation	Lazard Ret Global Dyn Multi Asst Svc[2] Lazard	1.06	-17.38	0.52	4.55
Foreign Stock	Lazard Retirement International Eq Ser[2] Lazard	1.1	-15.01	0.28	3.41
Corporate Bond - High Yield	Lord Abbett Series Bond-Debenture VC Lord Abbett	0.89	-12.81	1.01	3.65
Growth	Lord Abbett Series Developing Growth VC2,3 Lord Abbett	1.04	-35.98	8.23	10.86
Growth and Income	Lord Abbett Series Fundamental Eq VC2 Lord Abbett	1.08	-11.97	4.94	8.82
Income	Lord Abbett Series Short Duration Inc VC Lord Abbett	0.83	-5.06	0.92
Growth	MFS® VIT II Blended Rsrch Core Eq Svc[2] MFS	0.69	-16.2	8.11	11.48
Corporate Bond - General	MFS® VIT II Corporate Bond Service[2] MFS	0.88	-16.62	0.03	1.63
Diversified Emerging Markets	MFS® VIT II Emerging Markets Equity Svc[2] MFS	1.48	-19.94	-3.26	-0.27
Asset Allocation	MFS® VIT II Global Tactical Allc Svc[2] MFS	1.02	-7.44	1.83	3.54
Foreign Stock	MFS® VIT II International Intrs Val Svc[2] MFS	1.14	-23.75	2.77	7.56

Specialty - Technology	MFS® VIT II Technology Svc[2] MFS	1.12	-35.85	8	13.76
Specialty - Real Estate	MFS® VIT III Global Real Estate Service[2] MFS	1.17	-27.14	3.23	5.65
Growth	MFS® VIT New Discovery Svc[2] MFS	1.12	-29.99	7.53	9.71
Specialty - Utility	MFS® VIT Utilities Series Service[2] MFS	1.03	0.48	8.73	8.35
Growth and Income	PIMCO Dynamic Bond Adv PIMCO	1.11	-6.45	0.95	1.4
Growth and Income	PIMCO Glbl Mgd Ast Allc Ptf Adv[2] PIMCO	1.21	-18.4	3.43	3.02
Worldwide Bond	PIMCO Global Bond Opps (Unhedged) Adv[3] PIMCO	1.02	-11.09	-1.02	-0.41
Income	PIMCO Income Advisor PIMCO	0.92	-7.87	1.67
Growth and Income	PIMCO International Bond (USD-Hdg) Adv PIMCO	1.01	-10.24	0.22	2.12
Growth and Income	PIMCO VIT All Asset Adv[2] PIMCO	1.34	-11.87	3.12	3.15
Growth and Income	PIMCO VIT CommodityRealReturn® Strat Adv PIMCO	1.03	8.66	6.94	-1.66
Growth and Income	PIMCO VIT Emerging Markets Bond Adv PIMCO	1.12	-15.8	-0.95	0.87
Corporate Bond - High Yield	PIMCO VIT High Yield Adv PIMCO	0.87	-10.38	1.78	3.42
Growth and Income	PIMCO VIT Low Duration Adv PIMCO	0.75	-5.84	-0.02	0.32
Worldwide Bond	PIMCO VIT Real Return Adv PIMCO	0.77	-11.99	1.86	0.8
Corporate Bond - General	PIMCO VIT Short-Term Adv PIMCO	0.7	-0.25	1.16	1.25
Growth and Income	PIMCO VIT Total Return Adv PIMCO	0.75	-14.39	-0.28	0.82
Corporate Bond - General	Pioneer Bond VCT ll Amundi US	0.88	-14.46	0.04	1.43
Equity-Income	Pioneer Equity Income VCT II Amundi US	1.05	-7.94	5.62	10.17
Corporate Bond - High Yield	Pioneer High Yield VCT II3 Amundi US	1.17	-11.44	0.89	3.11
Income	Pioneer Strategic Income VCT II2,5 Amundi US	1.04	-12.84	0.45	1.71
Growth and Income	Pioneer VCT II Amundi US	1.04	-19.68	10.35	12.32
Growth	Principal Blue Chip 3[2] Principal Funds	1.05	-31.2
Balanced	Principal Diversified Balanced 3 Principal Funds	0.64	-15.24	3.82	5.73
Growth	Principal Diversified Growth 3 Principal Funds	0.66	-15.84	4.9	7.17
Income	Principal Diversified Income 3 Principal Funds	0.62	-14.73	2.64	4.24
Equity-Income	Principal Equity Income 3 Principal Funds	0.87	-10.86	7.09	10.39
Growth	PSF Mid-Cap growth Portfolio II3 PGIM Investments	1.05	-27.24	8.21	9.81
Specialty - Natural Resources	PSF Natural Resources Portfolio II2,3 PGIM Investments	0.9	21.54	8.85	1.74
Growth	PSF PGIM Jennison Focused Blend Port II3 PGIM Investments	1.24	-26.04	6.32	10.06

Small Company	Royce Capital Micro-Cap Svc[2,3] Royce Investment Partners	1.33	-22.65	6.01	5.46
Small Company	Royce Capital Small-Cap Svc[2] Royce Investment Partners	1.33	-9.41	3.16	6.07
Specialty - Health	Rydex Var Biotechnology[3] Rydex Funds	1.69	-13.31	3.79	10.76
Growth	Rydex Var S&P 500 Pure Growth[5] Rydex Funds	1.6	-28.35	6.82	11.04
Growth	Rydex Var S&P MidCap 400 Pure Growth[3] Rydex Funds	1.6	-22.62	2.17	6.15
Growth	T. Rowe Price Blue Chip Growth Port II2 T. Rowe Price	1	-38.66	4.89	11.4
Equity-Income	T. Rowe Price Equity Income Port II4 T. Rowe Price	0.99	-3.59	6.77	9.41
Specialty - Health	T. Rowe Price Health Sciences Port II T. Rowe Price	1.19	-12.69	10.56	15.35
Growth	T. Rowe Price Mid-Cap Growth Port II4 T. Rowe Price	1.09	-22.75	6.94	11.68
Diversified Emerging Markets	Templeton Developing Markets VIP 2 Franklin Templeton Investments	1.44	-21.98	-1.67	1.02
Foreign Stock	Templeton Foreign VIP 2[2] Franklin Templeton Investments	1.06	-7.61	-1.97	1.47
Income	Templeton Global Bond VIP 2[2] Franklin Templeton Investments	0.76	-4.95	-2.32	-0.78
Growth	VanEck VIP Global Resources Fund S VanEck	1.34	8.12	4.01	0.11
Growth and Income	Western Asset Core Plus VIT II Franklin Templeton Investments	0.78	-17.28	-0.8	1.47
Corporate Bond - High Yield	Western Asset Variable Glbl Hi Yld Bd II5 Franklin Templeton Investments	1.07	-13.87	0.37	2.26

1During periods of low interest rates, the yields of the money market investment option may become extremely low and possibly negative.
2This Investment Option is subject to an expense reimbursement and/or fee waiver arrangement resulting in a temporary expense reduction, which is reflected in the table. See the Investment Option’s prospectus for additional information.
3This Investment Option is closed to new investors.
4This Investment Option will be available beginning August 1, 2023.
5This Investment Option will be closed to new investors beginning August 1, 2023.

APPENDIX B – ENHANCED DEATH BENEFIT EXAMPLES
Enhanced Death Benefit Value Examples
Enhanced death benefit value refers to the enhanced death benefit. The enhanced death benefit value is only available as a death benefit and is not available as a surrender value.

The initial enhanced death benefit value on the Contract issue date is equal to the initial premium of the Contract that the endorsement is attached.

Example 1:
This example demonstrates the impact of the enhanced death benefit following a decline in the accumulation value due to negative investment performance. During the enhanced death benefit step-up, on the Contract anniversary, the accumulation value is $85,000, the Contract’s death benefit is $85,000, and the enhanced death benefit value (prior to the step-up) is $95,000.
The enhanced death benefit value after the step-up on the Contract anniversary would stay $95,000, as the current enhanced death benefit is the greater of:
1)$85,000 accumulation value
2)$85,000 Contract death benefit
3)$95,000 enhanced death benefit immediately prior to Contract anniversary

Example 2:
During the enhanced death benefit step-up period, on the Contract anniversary, the accumulation value is $100,000, the Contract’s death benefit is $80,000, and the enhanced death benefit current value (prior to the step-up) is $85,000.

The enhanced death benefit after the step-up on the Contract anniversary would be $100,000 the accumulation value, which is the greater of:
1)$100,000 accumulation value
2)$80,000 Contract death benefit
3)$85,000 enhanced death benefit immediately prior to Contract anniversary

Example 3:
After the enhanced death benefit step-up period has ended, on the Contract anniversary, the accumulation value is $185,000, the Contract’s death benefit is $110,000, and the enhanced death benefit value (prior to the step-up) is $115,000.
The enhanced death benefit value would not change and stay at $115,000. In this case, the step-up in the enhanced death benefit is no longer available, since the enhanced death benefit step-up period has ended.

Effects of a Partial Withdrawal on the Enhanced Death Benefit Value Examples
Any gross partial surrender amount(s), including required minimum distributions, will reduce the enhanced death benefit value by the same proportion as the reduction to the accumulation value.

Example 1:
A Contract owner takes a partial withdrawal in the amount of $10,000. At the time of the partial withdrawal, prior to the partial withdrawal, the accumulation value is $100,000 and the enhanced death benefit value is $85,000.
After the partial withdrawal, the enhanced death benefit value is $76,500, which equals; the enhanced death benefit prior to the withdrawal times one minus the withdrawal amount divided by the accumulation value prior to the withdrawal which equals $85,000 [enhanced death benefit prior to the withdrawal] times (1 – ($10,000 [withdrawal amount] divided by $100,000 [accumulation value prior to withdrawal[))
= $76,500. The accumulation value, after the partial withdrawal, is $90,000 = $100,000 - $10,000.

LiveWell Variable Annuity

Example 2:
A Contract owner takes a partial withdrawal in the amount of $10,000. At the time of the Partial Withdrawal, prior to the Partial Withdrawal, the accumulation value is $100,000 and the enhanced death benefit value is $200,000. After the partial withdrawal, the enhanced death benefit value is $180,000, which equals; the enhanced death benefit prior to the withdrawal times one minus the withdrawal amount divided by the accumulation value prior to the withdrawal which equals $200,000 [enhanced death benefit prior to the withdrawal] times (1 – ($10,000 [withdrawal amount] divided by $100,000 [accumulation value prior to withdrawal])). The accumulation value, after the partial withdrawal, is $90,000 = $100,000 - $10,000.

Example 3:
A Contract owner takes a partial withdrawal in the amount of $10,000. At the time of the partial withdrawal, prior to the partial withdrawal, the accumulation value is $100,000 and the enhanced death benefit value is $100,000. After the partial withdrawal, the enhanced death benefit value is $90,000, which equals; the enhanced death benefit prior to the withdrawal times one minus the withdrawal amount divided by the accumulation value prior to the withdrawal which equals $100,000 [enhanced death benefit prior to the withdrawal] times (1 – ($10,000 [withdrawal amount] divided by $100,000 [accumulation value prior to withdrawal])). The accumulation value, after the partial withdrawal, is $90,000 = $100,000 - $10,000.

Effects of Additional Premium on the Enhanced Death Benefit Value Examples
Each time any additional premium is received, the enhanced death benefit value will increase by the amount of the additional premium on dollar for dollar basis. This is true even after the annual step-up period has expired.

Example 1:
During the enhanced death benefit value step-up period, a Contract owner makes an additional premium payment of $10,000. At the time of the premium payment, the enhanced death benefit value is $100,000. After the additional premium payment, the enhanced death benefit value is $110,000 = $100,000 + $10,000.

Example 2:
After the enhanced death benefit value step-up period has ended, a Contract owner makes an additional premium payment of $10,000. At the time of the premium payment, the enhanced death benefit value is $100,000. After the additional premium payment, the enhanced death benefit value is $110,000 = $100,000 + $10,000.

LiveWell Variable Annuity

APPENDIX C – STATE VARIATIONS
Certain Contract features described in this Prospectus may vary or may not be available in your state. The state in which your Contract is issued governs whether or not certain features, riders, charges or fees are available or will vary under your Contract. These variations are reflected in your Contract and in riders or endorsements to your Contract.

This Appendix C contains an overview of state specific variations.

For Contracts issued in the state of Arizona, the following variations apply:
On written request we are required to provide within reasonable time, reasonable factual information regarding the benefits and provisions of your annuity.

If for any reason you are not satisfied with the annuity, you may return the annuity within 10 days or within 30 days if you are 65 years of age or older on the date of the application and receive a refund of the full Accumulation Value plus any fees or charges deducted from the Contract as of the date the returned Contract is received by the insurer or its insurance producer, or if greater and required by state law, premiums paid as of the date the returned Contract is received by the insured or insurance producer.

For Contracts issued in the state of California, the following variations apply:
For owners in the state of California 60 years or older – the Free Look period is a 30-day period beginning on the day you receive your Contact. Your money will be placed in a fixed account or money market fund, unless you direct that premium to be invested in an underlying stock or bond fund portfolio during that 30-day period. If you do not direct that premium be invested in a stock or bond portfolio and you return the Contract within the 30-day period, you will be entitled to a refund of the premium and Contract fees. If you do direct that the premium be invested in a stock or bond portfolio during the 30-day period and you return the Contract during that period, you will be entitled to a refund of the Contract’s account value on the day the Contract is received by the insurance company or agent who sold you this Contract which could be less that the premium you paid for the Contract, plus any Contract fee paid. A return of the Contract after 30 days may result in a substantial penalty, known as a surrender charge, if you elect the Optional Value Endorsement.

For Contracts issued in the state of Connecticut, the following variations apply:
During the right to examine period if cancellation is made prior to delivery of the Contract we will refund all premiums paid.

Also, we currently define excessive/frequent trading as: (a) two or more “round trips” involving the same investment option within a 60-calendar day period; or (b) six or more “round trips” involving the same investment option within a twelve month period. “Round trip” means more than one purchase and sale of the same investment option within a 60-calendar day period. We reserve the right to revise our market timing procedures as we deem necessary or appropriate to more effectively detect and prevent market timing. Any exercise of our right to delay, restrict or reject trading activity will be applied equally and in a non-discriminatory manner to all owners.
For Contracts issued in the state of Florida, the following variations apply:
The cover page of the Contract contains a clear statement that death benefit and accumulation values will reflect the investment experience of our separate account, which may cause them to increase or decrease and are not guaranteed as to the fixed dollar amount. To obtain additional Contract information and/or to receive assistance in resolving complaints, our 800 number is listed in a bold face type. We have omitted the right to limit investment options in which premiums are invested.

LiveWell Variable Annuity

For Contracts issued in the state of Illinois, the following variations apply:
The cover page of the Contract includes contact information to contact us or the Illinois Department of Insurance should you have any complaints arise regarding your annuity.

Illinois Department of Insurance Consumer Division or
Public Service Section Springfield, Illinois 62767

Midland National Life Insurance Company Annuity Division
PO Box 9261
Des Moines IA 50306-9261
Toll Free Telephone: 1-877-747-3421

For Contracts issued in the state of Montana, the following variations apply:
Death proceeds will be paid within 60 days of receiving due proof of the owner’s death. If payment is made after the first 30 days, we agree to pay interest on the death proceeds from the 30th day until the date of payment. The interest will be at an annual interest rate determined by us not to be less than the rate required by the state of Montana.

Gender will not play a role in determining payout rates; any reference to gender has been removed.

The provisions of this Contract conform to the minimum requirements of Montana law and control over any conflicting statutes of any state in which you live on or after the Contract Effective Date.

LiveWell Variable Annuity